                              FORWARD FUNDS, INC.

                              FORWARD LEGATO FUND

                        Prospectus dated March 7, 2005

This Prospectus describes one portfolio offered by Forward Funds, Inc. ("Forward Funds" or the "Company"). The Forward Legato Fund (the "Fund") is a diversified portfolio that is designed for investors desiring high total return through capital appreciation. There is no guarantee that a Fund will achieve its objective. Forward Funds also offers eight other portfolios (together with the Forward Legato Fund, the "Forward Funds") by separate prospectuses, which are available upon request.

The Forward Funds are mutual funds. Mutual funds employ professionals to manage the investments made on behalf of the persons who invest in them, the shareholders of the mutual fund. The Forward Funds, like other mutual funds, try to meet their stated investment goals but there is no guarantee that the goals will be met. Investments in the Forward Funds are not bank deposits; they are not insured by the FDIC, the Federal government or any other agency.

It is anticipated that the Fund will be reorganized during the third quarter of 2005 into a newly created series of the Forward Funds, a Delaware statutory trust. The required shareholder approval for the reorganization has been obtained. If the reorganization is completed, shareholders of the Forward Legato Fund would receive equivalent shares of a corresponding new series of the Delaware statutory trust. This transaction is expected to be tax-free to shareholders for Federal tax purposes.

You should understand that an investment in the Forward Funds involves certain risks, including the loss of some or all of your investment.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to say otherwise.

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
           FORWARD LEGATO FUND.................................   1
              Objective........................................   1
              Principal Investment Strategy....................   1
              Performance History..............................   4
              Fund Fees and Expenses...........................   5
           ADDITIONAL INVESTMENT STRATEGIES AND RISKS..........   8
           MANAGEMENT OF THE FUNDS.............................  12
              Investment Advisor...............................  12
              The Sub-Advisors.................................  12
              Hiring Sub-Advisors without Shareholder Approval.  14
           VALUATION OF SHARES.................................  15
           PURCHASING SHARES...................................  17
              How To Buy Shares:...............................  17
              How You Can Minimize Sales Charges...............  18
           ABOUT YOUR PURCHASE.................................  24
           EXCHANGE PRIVILEGE..................................  25
           REDEEMING SHARES....................................  26
              Retirement Accounts..............................  29
              Medallion Signature Guarantee....................  29
              By Wire Transfer.................................  30
              By Telephone.....................................  30
              By Mail..........................................  31
              By Systematic Withdrawal.........................  31
              Payments to Shareholders.........................  32
           INTERNET TRANSACTIONS...............................  33
           DISTRIBUTION AND SHAREHOLDER SERVICE PLANS..........  33
           DIVIDENDS AND TAXES.................................  34
              Federal Taxes....................................  34
           PORTFOLIO HOLDINGS DISCLOSURE.......................  36
           GENERAL INFORMATION.................................  36
              Shareholder Communications.......................  36
           FINANCIAL HIGHLIGHTS................................  37

                              FORWARD LEGATO FUND

Objective

The Forward Legato Fund (the "Fund") seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends. There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategy - Investing in Equity Securities of Companies with Market Capitalizations No Larger than $3.0 Billion

The Fund invests primarily in the equity securities (common, preferred and convertible securities) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its assets in the common stock of companies with market capitalization no larger than $3.0 billion at the time of initial purchase. The Fund may also invest up to 20% of its assets in foreign investments. The Fund will not invest more than 5% of its assets in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its assets.

The Fund employs a "multi-manager" approach whereby portions of the Fund are allocated by Forward Management, LLC (the "Investment Advisor") to different sub-advisors who employ distinct investment styles. The Fund uses the following principal investment styles intended to complement one another:

Growth Style Investment Managers--emphasize investments in equity securities of companies with above-average earnings growth prospects.

Value Style Investment Managers--emphasize investments in equity securities of companies that appear to be undervalued relative to their intrinsic value, based on earnings, book value, or cash flow.

Core Style Investment Managers--emphasize investments in equity securities of companies from the broad equity market rather than focusing on the growth or value segments of the market.

The decision by the Investment Advisor of how to allocate the Fund's portfolio management responsibilities among the sub-advisors is based on a variety of factors. These factors include a money manager's investment style and performance record, as well as the characteristics of the investment manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics.

The Fund intends to be fully invested at all times. The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short term investments, including certain money market funds. In addition to investing in such short term investments, the Fund may use an overlay strategy for its cash reserves by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral. From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

The Fund's assets are currently allocated among three sub-advisors, each of which acts independently of the others and uses its own methodology to select portfolio investments. Netols Asset Management Inc. utilizes a value approach to investing. The process is bottom-up, with a focus on the inefficient and under-followed areas of the stock market. Stock selection reflects the belief that changes in the financial, organizational, or operational management of a company create significant opportunities for investment outperformance over time. Riverbridge Partners, LLC believes earnings power determines the value of a franchise. They focus on companies that are building their earnings power and building the intrinsic value of the company over long periods of time. They invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions. Conestoga Capital Advisors, LLC utilizes a core investment strategy based upon three principles:
1) Invest in well-managed companies capable of growing through multiple business cycles; 2) Purchase companies at reasonable valuations relative to their internal growth rates; and 3) Permit compounding of returns to generate superior long-term performance relative to the Russell 2000 Index. The successful execution of these strategies is dependent upon the identification of companies that the sub-advisors believe, in their judgement, fit within the sub-advisors' selection criteria.

The Fund's sub-advisors are not required to sell a stock for which the market capitalization exceeds $3.0 billion, although they may do so. The sub-advisors generally sell a security if the sub-advisor's price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company's fundamentals change or if better investment opportunities arise.

What Are the Principal Risks of Investing in the Fund?

As with any investment, an investment in the Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

..  Small Capitalization Stocks

Smaller companies may offer great investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

..  Common Stocks

The Fund invests in the equity securities of companies, which expose the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

..  Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

..  Multi-Manager Risk

Although Forward Management monitors and seeks to coordinate the overall management of the Fund, each sub-advisor makes investment decisions independently, and it is possible that the investment styles of the sub-advisors may not complement one another. As a result, the Fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the Fund had a single manager.

Performance History

The Fund had not commenced operations as of the date of this prospectus and the Fund does not have a full calendar year of investment returns. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

As an investor in the Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 4.75% of the offering price. As an investor in the Institutional Class shares of the Fund, you do not pay any sales loads. If you sell or exchange your shares within 180 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, all redemptions by wire transfer will be charged a transaction fee of $8.00.

     ---------------------------------------------------------------------
      Shareholder fees:                                      Institutional
        (fees paid directly from your investment)    Class A     Class
     ---------------------------------------------------------------------
      Maximum Sales Charge (Load) on Purchases
        (as a percentage of offering price)           4.75%       N/A
     ---------------------------------------------------------------------
      Redemption Fee on shares sold or exchanged
        (as a percentage of amount redeemed) within
        180 days of purchase*                         2.00%      2.00%

--------------
* This fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. The redemption fee is intended to discourage short-term trading of the Forward Funds' shares.

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

    ------------------------------------------------------------------------
     Annual Fund Operating Expenses:                           Institutional
       (expenses that are deducted from Fund assets)  Class A      Class
    ------------------------------------------------------------------------
          Management Fee                                1.00%       1.00%
    ------------------------------------------------------------------------
          Distribution (12b-1) Fees/1/                  0.35%        N/A
    ------------------------------------------------------------------------
          Other Expenses/2/                             3.14%       3.14%
    ------------------------------------------------------------------------
         Total Annual Fund Operating Expenses           4.49%       4.14%
    ------------------------------------------------------------------------
          Fee Waiver/3/                                (2.60)%     (2.89)%
    ------------------------------------------------------------------------
          Net Expenses                                  1.89%       1.25%

--------------
1 The Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the Fund's average daily net assets attributable to the Class A Shares may be used to pay distribution and certain other expenses.

2 The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets attributable to the Class A shares and Institutional Class shares may be used to pay shareholder servicing fees. Other Expenses are based on estimated amounts for the current fiscal year.

3 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until May 1, 2006 in amounts necessary to limit the Fund's operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) for Class A shares and Institutional Class shares to an annual rate (as a percentage of the Fund's average daily net assets attributable to such class) of 1.89% and 1.25%, respectively. For the three years following the date on which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund or any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower. There is no assurance that these expense limitations will be continued beyond May 1, 2006.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. These expenses are estimated because the Fund is newly organized and has no operating history. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         -----------------------------
                                         Institutional
                                 Class A     Class
                         -----------------------------
                         1 Year. $  658      $127
                         3 Years $1,544      $994

                  ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information applies to all of the Forward Funds.

..  Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, each Forward Fund may not follow its principal investment strategy and may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on a Fund's ability to achieve its investment objective. Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

..  Portfolio Turnover

Although the Fund's sub-advisors seek to minimize the frequency with which portfolio securities are bought and sold (known as portfolio turnover) so as to minimize possible income tax consequences, portfolio turnover will not be a limiting factor when the sub-advisor believes portfolio changes are appropriate. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by the Fund, and may increase the potential for more taxable distributions being paid to shareholders, including short term capital gains, which are taxed at ordinary income tax rates. When the turnover rate exceeds 100% there will be greater taxable distributions, including short term capital gains, which are taxed at ordinary income tax rates.

..  Derivatives

Some of the instruments in which the Forward Funds may invest may be referred to as "derivatives," because their value "derives" from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a "derivative" security. For our purposes, derivatives also include specially structured types of mortgage- and asset-backed securities and dollar denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. The Investment Advisor and sub-advisors take these risks into account in their management of the Forward Funds.

Investing for hedging purposes may result in certain transaction costs which may reduce a Fund's performance. In addition, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency that it is being hedged against.

..  Depositary Receipts

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and Russian Depositary Certificates, Philippine Depositary Receipts and Brazilian Depositary Receipts.

..  Illiquid Securities

Each Forward Fund may invest up to 15% of its net assets in illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which a Fund has valued the investment.

..  Debt Securities

Debt securities in which the Forward Funds invest are subject to several types of investment risk. They may have market or interest rate risk which means their value will be affected by fluctuations in the prevailing interest rates. There may be credit risk, a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or "called" by the issuer before they mature. The Fund would have to reinvest the proceeds at a possibly lower interest rate. A Fund may also suffer from event risk which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

Generally, debt securities increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value.

..  Investment Grade Debt Securities and High Yield ("Junk") Bonds

Investment grade debt securities are securities rated at least Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Ratings Service (nationally recognized statistical ratings organizations), or if unrated, are determined to be of the same quality by the investment sub- advisor. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal but their capacity is more likely than higher grade debt securities to be weakened if there is a change in economic conditions or other circumstances.

High yield ("junk") bonds are considered speculative with regard to the issuer's capacity to pay interest and repay principal and may be in default. The Fund does not anticipate investing more than 5% of its total assets in these types of securities.

..  Warrants and Subscription Rights

Warrants and subscription rights entitle the holder to acquire the stock of a company at a set price.

..  When-Issued and Delayed-Delivery Transactions

The Forward Funds may purchase securities on a when-issued and delayed-delivery basis. When a Fund agrees to purchase securities, the Forward Funds' custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account to cover its obligation. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss an advantageous price or yield. A Fund may, however, sell a when-issued security prior to the settlement date.

..  Certain Other Strategies

Each of the Forward Funds may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. Each of the Forward Funds may enter into repurchase and reverse repurchase agreements and dollar roll agreements, when-issued and delayed delivery transactions; and may purchase illiquid securities. The Forward Funds may also lend their portfolio securities. Please review the Statement of Additional Information if you wish to know more about these types of securities and their associated risks.

                            MANAGEMENT OF THE FUNDS

Investment Advisor

Forward Management, LLC ("Forward Management" or "Investment Advisor") serves as investment advisor to each of the Forward Funds. Forward Management is a registered investment advisor that supervises the activities of each sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Directors of each of the respective Funds and each Fund's shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104.

Forward Management has the authority to manage the Forward Funds, in accordance with the investment objectives, policies and restrictions of the Funds subject to general supervision of the Company's Board of Directors, but has delegated this authority to sub-advisors for all of the Forward Funds. Forward Management also provides the Forward Funds with ongoing management supervision and policy direction. Forward Management has managed the Forward Funds since September 1998.

The Fund pays an advisory fee to Forward Management for its services as investment advisor. With respect to the Forward Legato Fund, the fees are computed daily and paid monthly at the annual rate of 1.00% based on the average daily net assets of the Fund. Forward Management pays the sub-advisors sub-advisory fees. Daily investment decisions are made by the sub-advisors to the Fund, whose investment experience is described below.

The Sub-Advisors

The Sub-Advisors manage the Forward Funds and make decisions with respect to, and place orders for, purchases and sales of a portion of the Fund's securities, subject to the general supervision of the Board of Directors of the Forward Funds and in accordance with the investment objectives, policies and restrictions of the Fund.

..  Forward Legato Fund

Forward Management has engaged Netols Asset Management ("NAM"), a Wisconsin S Corporation, to serve as one of the sub-advisors to the Fund pursuant to a sub-advisory agreement. NAM is located at 1045 West Glen Oaks Lane, Suite 201, Mequon, WI 53092. As of September 2004, NAM had assets under management of $58 million. Jeffery W. Netols, President and Portfolio Manager, is responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by NAM.

Mr. Netols has been the only portfolio manager at Netols since its inception in September 2000. Prior to founding Netols Asset Management, Mr. Netols was a Portfolio Manager for Putnam Investments.

Forward Management has engaged Conestoga Capital Advisors, LLC ("CCA"), a Pennsylvania Limited Liability Company, to serve as one of the sub-advisors to the Fund pursuant to a sub-advisory agreement. CCA is located at 259 Radnor-Chester Road, Suite 120, Radnor, PA 19087. CCA was founded in March 2001. As of September 2004, CCA had assets under management of $139 million. William C. Martindale, Jr., Managing Partner & Chief Investment Officer and Robert M. Mitchell, Managing Partner & Portfolio Manager, are responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by CCA.

Mr. Martindale has been Managing Partner and Portfolio Manager of Conestoga since its inception in March 2001. Mr. Martindale formerly served as CIO of Martindale Andres & Company from 1989 to March 2001.

Mr. Mitchell has served as Managing Partner and Portfolio Manager of Conestoga since its inception in March 2001. Mr. Mitchell formerly served as Director of Equity Research and as a Portfolio Manager for Martindale Andres & Company from 1995 to March 2001.

Forward Management has engaged Riverbridge Partners, LLC ("Riverbridge"), a Minnesota Limited Liability Company, to serve as one of the Sub-advisors to the Fund pursuant to a sub-advisory agreement. Riverbridge is located at 1200 Rand Tower, 527 Marquette Avenue South, Minneapolis, MN 55402. Riverbridge was founded in July 1987. As of September 2004, Riverbridge had assets under management of $430 million. Mark A. Thompson, Chief Investment Officer, Rick D. Molton, CFA, Principal and Research Analyst, Dana L. Feick, CFA, Principal and Research Analyst, and Philip W. Dobrzynski, CFA, Principal and Research Analyst, are responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Riverbridge.

Mark A. Thompson co-founded Riverbridge Partners in 1987. As Chief Investment Officer, Mr. Thompson is responsible for coordinating the efforts of the investment team and overall portfolio compliance to Riverbridge Partners investment disciplines.

Rick D. Molton, CFA joined Riverbridge Partners in May 1991 and is responsible for securities analysis and company research across all industry sectors. Mr. Molton is also a client relationship manager for Riverbridge's institutional clients and intermediaries. Additionally, he coordinates the operations, trading and administration efforts at Riverbridge.

Dana L. Feick, CFA joined Riverbridge Partners in January 1992 and is responsible for securities analysis across all industry sectors. Mr. Feick has over 18 years of experience in the financial services industry.

Philip W. Dobrzynski, CFA joined Riverbridge Partners in May 1998 and is responsible for securities analysis across all industry sectors.

The Statement of Additional Information contains additional information about portfolio manager compensation, other accounts managed by each portfolio manager, and their ownership of securities in the Fund.

Hiring Sub-Advisors without Shareholder Approval

The Forward Funds' Board of Directors and shareholders have authorized Forward Management, subject to the oversight of the Board, to hire, terminate and replace sub-advisors of the Forward Funds without shareholder approval, subject to obtaining appropriate exemptive relief from the SEC, or pursuant to proposed Rule 15a-5 under the Investment Company Act of 1940. Pursuant to such exemptive relief or proposed Rule 15a-5, shareholders of the Fund will be notified of sub-advisor changes. Forward Management may not hire new sub-advisors for a Fund without shareholder approval until Rule 15a-5 is adopted or until the Forward Funds apply for and receive exemptive relief from the SEC to permit operations in this manner. There is no assurance that proposed Rule 15a-5 will be adopted or that the Forward Funds will seek or obtain exemptive relief.

                              VALUATION OF SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is based on the Fund's net asset value ("NAV"). The NAV of each Fund (and each class of shares) is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on each Business Day. A "Business Day" is a day on which the NYSE is open for trading. Currently, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC or redemption fee.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price or a market's official closing price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. To the extent that the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares. The calculation of the NAV of any Fund which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing exchange rates as provided by a pricing service. Forward currency exchange contracts will have a market value determined by using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at the close of the New York Stock Exchange, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV, with the exception of exchange-traded open-end investment companies which are priced as equity securities in accordance with procedures established by, and under direction of, the Board of Directors.

The NAV per share of the Fund fluctuates as the market value of the Fund's investments changes. NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities and then dividing by the number of shares that have already been issued. The Fund's assets are valued generally by using available market quotations or at fair value, as described below, as determined in good faith in accordance with procedures established by, and under direction of, the Board of Directors. The NAV of different Classes of shares of the same Fund will differ due to differing class expenses.

The Forward Funds have a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes accurately reflects fair value. The Forward Funds' policy is intended to assure that the Fund's net asset value fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                               PURCHASING SHARES

How to Buy Shares:

Class A Shares

Individual investors may purchase Class A shares of the Fund only through a broker-dealer who has established a dealer or other appropriate agreement with the Distributor or the Fund. There is an initial sales load of 4.75% of the offering price of Class A shares of the Fund.

  Minimum Initial Investment Amount:

  .  $2,500 for non-retirement accounts
  . $1,000 for retirement and Coverdell Education Savings accounts . $500 for Automatic Investment Plan investments

  Automatic Investment Plan:

Forward Funds offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Forward Funds. The minimum initial investment amount is $500 and minimum subsequent investments are only $50 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify (the default will be the 20th of each month or the next Business Day if the 20th is not a Business Day). Please telephone (800) 999-6809 if you would like more information.

Subsequent investments must be for $100 or more unless you have enrolled in the Forward Funds Automatic Investment Plan. Broker-dealers and other financial advisors may charge their customers a transaction or service fee.

Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

The maximum sales load on the purchase of Class A shares is 4.75% of the offering price. The offering price is the net asset value per share plus the front-end sales load, and is calculated as follows:

               ----------------------------------------------------
                                       Sales Charge as a  Dealer's
                                       Percentage of:    Concession
                                       ----------------- (as a % of
                                       Offering           Offering
               Dollar Amount Invested   Price    N.A.V.    Price)
               ------------------------------------------
               Less Than $50,000......   4.75%    4.99%     4.25%
               $50,000 to $249,999.99.   3.75     3.90      3.25
               $250,000 to $499,999.99   2.75     2.83      2.50
               $500,000 to $999,999.99   2.25     2.30      2.00
               $1,000,000 & Above*....   0.00     0.00      0.50

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* If your account value, including the amount of your current investment in Class A shares of the Forward Funds, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. However, if you sell these shares (for which you did not pay a front-end sales charge) within eighteen months of purchase, you will pay a CDSC of 0.50%. CDSC waivers are available in certain circumstances. For information regarding available discounts, please see "CDSC Waivers" below.

How you can minimize sales charges

As noted in the table above, discounts ("breakpoints") are available for larger purchases. There are several ways for shareholders to reach a higher discount level and qualify to pay a lower sales charge. Shareholders may qualify by combining current or past purchases in any of the Class A shares of the Forward Funds. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares of the Forward Funds that you own, calculated at their historical cost and/or offering price.

1. Increase your initial Class A investment amount to reach a higher discount level.

2. Right of Accumulation--Add to an existing Class A shareholder account so that the current offering price value of the total combined holdings of Class A shares reach a higher discount level.

3. Sign a Letter of Intent--Inform the Fund that you wish to sign a non-binding Letter of Intent to purchase an additional value of Class A shares over a 13-month period at a level that would entitle you to a higher discount level.

4. Combined Purchase Privilege--Combine the following investor accounts into one "purchase" or "holding" to qualify for a reduced sales charge:

   (i) An individual or "company," as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

  (ii) An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;

 (iii) A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

  (iv) The employee benefit plans of a single employer.

5. Purchases At Net Asset Value--The Fund may waive the imposition of sales charges on investor purchases of Class A shares of the Fund under certain circumstances and conditions, including without limitation, shares purchased by advisory accounts managed by SEC-registered investment advisors or bank trust departments, employees and other affiliated persons of the Fund or a service provider to the Fund for their own accounts, and under such other conditions and circumstances where, in the Fund's opinion, such a waiver would serve to benefit the Fund and their shareholders.

6. On purchases of $1,000,000 or more, the investor will acquire Class A shares at net asset value without any sales charge imposition. The Distributor, however, may pay a selling broker/dealer up to 0.50% of the offering price from its own assets.

To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a financial intermediary, when each such purchase is made the investor or dealer must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount. Because breakpoint eligibility may be determined based on historical cost, you should retain any records necessary to substantiate those costs in cases where the Fund, their transfer agent and financial intermediaries do not maintain this information.

It may be necessary for an investor to provide the following information or records to the Fund or his or her financial intermediary in order to verify his or her eligibility for a breakpoint discount: (a) information or records regarding shares of the Fund or other funds held in all accounts (e.g., retirement accounts) of the investor at the dealer; (b) information or records regarding shares of the Fund or other funds held in any account of the shareholder at another financial intermediary; and (c) information or records regarding shares of the Fund or other funds held at any financial intermediary by related parties of the investor, such as members of the same family or household. If an investor fails to identify necessary breakpoint information, they may not receive the breakpoints that would otherwise be available to them.

Reinstatement Privilege--An investor who has sold shares of the Fund may reinvest the proceeds of such sale in shares of the Fund within 120 days of the sale, and any such reinvestment will be made at the Fund's then-current net asset value, so that no sales charge will be levied. Investors should call the Forward Funds for additional information.

By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of the Fund, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the Fund, some or all of the loss may be disallowed as a deduction. Please contact your tax advisor for more information concerning tax treatment of such transactions.

The Fund makes available free of charge, on the Forward Funds' website at http://www.forwardfunds.com, information regarding reduced sales charges for investors. This information is accessible on the Fund's website by use of hyperlinks in order to make this information easily accessible. (See the SAI for additional information.)

Waiver of Initial Sales Charges

The Fund may waive the imposition of sales charges on investor purchases of Class A shares of the Fund under certain circumstances and conditions, including without limitation, shares purchased by:

  . Officers, directors, trustees, and employees of Forward Funds, the Investment Advisor, Sub-Advisors, and their affiliates.

  . Registered representatives and employees of broker/dealers with a current distribution or selling agreement with Forward Funds, and their affiliates.
  . Clients of investment professionals using Forward Funds in fee-based investment products under a signed agreement with Forward Funds.
  . Advisory accounts managed by SEC-registered investment advisors or bank trust departments.
  . Employees of designated asset management firms, other service providers and their affiliates.
  .  Immediate family members of all such persons.
  . Certain qualified plans, including pension funds, endowments, and other institutional funds.
  . Other purchasers under other conditions and circumstances where, in the Fund's opinion, such a waiver would serve to benefit the Fund and their shareholders.

CDSC Waivers

The CDSC will be waived in the following cases:

  . Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
  . Redemptions made through a Systematic Withdrawal Plan, limited to 10% per year of the account value at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested.
  . Minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the funds.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify us at the time of the redemption request to receive the waiver.

Institutional Class Shares

Certain financial institutions, pension or 401(k) plans, or investment advisors or individuals purchasing $100,000 or more of shares of the Fund may elect to purchase Institutional Class shares. Authorized firms may charge for certain shareholder services and should furnish clients who own Institutional Class shares with a schedule explaining the fees.

Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

  .  Name;
  .  Date of birth (for individuals);
  . Residential or business street address (although post office boxes are still permitted for mailing); and
  . Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open account for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

The Fund and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investors shares when an investor's identity is not verified.

                              ABOUT YOUR PURCHASE

When you purchase shares, you will pay the NAV that is next calculated after we receive your order, plus any applicable sales charge. If you place an order for the purchase of shares through a broker-dealer, the purchase price will be based on the NAV next determined, but only if the dealer receives the order before the applicable NAV calculation time and transmits it to Forward Funds. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to transmit your order properly, your right to that day's closing price must be settled between the broker-dealer and you. Purchases of shares of a Forward Fund will be effected only on a Business Day. An order received prior to the daily pricing time on any Business Day is processed based on that day's NAV. An order received after the pricing time on any Business Day is processed based on the NAV determined as of the pricing time on the next Business Day of the Fund.

Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in the Fund. Forward Funds, the Fund's distributor or your broker dealer can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

To open an account you can mail a check or other negotiable bank draft in the minimum amounts described above (payable to the Forward Funds, Inc.) with a completed and signed Account Application form to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820. Call (800) 999-6809 for an Account Application form. A completed investment application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification numbers.

The issuance of shares is recorded electronically on the books of Forward Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Forward Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Fund will not be issued.

Forward Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Forward Funds reserves the right to refuse any request to purchase shares.

                              EXCHANGE PRIVILEGE

You can exchange your Class A shares of any Forward Fund for shares of the same class of any other Forward Fund or with a money market fund. Please check with Forward Funds to determine which money market funds are available. The Institutional Class of shares are not exchangeable. There are generally no fees for exchanges. However, if you exchange your shares 180 days or less after the purchase date, a redemption fee of 2.00% will be charged on the amount exchanged. Before you decide to exchange shares, you should read the prospectus information about the Fund or money market fund involved in your exchange. Exchanges are taxable events and may result in a taxable gain (both short and long term) or loss for Federal and state income tax purposes.

You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call the Transfer Agent at (800) 999-6809 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $1,000. In order to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Fund being acquired may legally be sold and may be modified, limited or terminated at any time by the Fund. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change, although this notice period may be reduced or eliminated if determined by the Board of Directors or the Investment Advisor to be in the best interests of shareholders, and otherwise consistent with applicable law.

Forward Funds also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. Forward Funds may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change. For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

                               REDEEMING SHARES

You may redeem your shares on any Business Day, subject to suspension of redemption rights in accordance with applicable regulations (see "Payments to Shareholders" below). Redemptions are priced based on the NAV per share next determined after receipt of a redemption request in proper form by the Fund's distributor, Forward Funds or their agents, and are subject to any applicable CDSC and/or redemption fee. Redemptions may be made by check, wire transfer, telephone, mail or through the Internet. Forward Funds intends to redeem shares of each Forward Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets during any 90 day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is unlikely that shares would ever be redeemed in-kind. If shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee in connection with redemptions.

For Class A shares that were purchased without paying a sales charge as part of a $1 million investment, a contingent deferred sales charge ("CDSC") of 0.50% will apply to redemptions made within eighteen months of purchase. The CDSC is based on the original net asset value at the time of investment or the net asset value at the time of redemption, whichever is lower.

The holding period for Class A shares of a Fund acquired through an exchange will be calculated from the date that the initial purchase of Class A shares was made. The applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.

If you sell or exchange your shares within 180 days or less after the purchase date, you will be charged a fee of 2.00% of the total redemption amount ("Redemption Fee"). The Redemption Fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. In addition, the Forward Funds hope that the Redemption Fee will discourage short-term trading of shares.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the Fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund's NAV. The fee is currently waived for pension funds, endowments, other institutional funds and other shareholders investing through certain omnibus accounts due to certain economies associated with these accounts or limitations in the ability of such accounts to administer a redemption fee system. However, Forward Funds reserves the right to impose redemption fees on shares held by such shareholders at any time if warranted by the Fund's future cost of processing redemptions. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) and for accounts that have been enrolled in the Automatic Investment Plan. The redemption fee may be modified or discontinued at any time or from time to time.

The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund attempts to discourage frequent trading by imposing a Redemption Fee for short-term trading, as described above. The Redemption Fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading, and to provide a general disincentive for such activity. The Redemption Fee is not a sales charge (load) and it will be paid directly to the Funds. The Redemption Fee may not apply in certain circumstances, including the death or disability of a shareholder. In addition, as discussed in greater detail below, the trading activity of the Funds' shares is monitored for suspicious or unusual activity. The Funds may also follow other procedures in furtherance of this policy, including fair value pricing of certain foreign securities when reliable market quotations may not be readily available.

The Fund is unable to directly monitor the trading activity of beneficial owners of the Fund's shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

Forward Management compliance personnel review on a daily basis for possible market timing or other unusual activity reports that identify trades processed the previous day, based on certain numerical standards as determined by Forward Management. Suspicious trades are flagged and investigated, and in certain circumstances the trader may be contacted and questioned by Forward Management personnel. In addition, Forward Management conducts periodic sweeps of trading activity to investigate whether there has been lower-volume trading activity that is consistent with a market timing objective, and from time to time may review other fund-related data for indicia of market timing activity. The Transfer Agent is to provide a periodic report to Forward Management and the Chief Compliance Officer disclosing Redemption Fees waived during the previous period. The Board of Directors, at each quarterly meeting, will receive a report of Redemption Fees waived, along with an explanation of why the fees were waived, as well as a report concerning any broker-dealer that is unwilling or unable to implement the Redemption Fee. Periodically, the Chief Compliance Officer will request reports from the Transfer Agent concerning the effectiveness of the implementation of such procedures. While the policies and procedures described above have been adapted to attempt to detect and limit trading that is frequent or disruptive to the Fund's operations, there is no assurance that the policies and procedures will be effective in deterring all such trading activity.

The Funds outsource the portion of fund operations pertaining to transfer agency to a third-party service provider. These services are currently provided to the Funds under a transfer agency and service agreement with the Transfer Agent. The Transfer Agent is generally responsible for processing day-to-day fund share activity. The Transfer Agent's own policies and procedures for processing fund share transactions play a vital role in implementing the Funds' policy, including administering Redemption Fees, monitoring shareholder trades and flows of money as may be needed to address any large and frequent short-term trading not deterred by Redemption Fees, and addressing any waivers.

Retirement Accounts

To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Forward Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by wire transfer, telephone or through the Internet.

Medallion Signature Guarantee

A Medallion Signature Guarantee verifies the authenticity of a shareholder's signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agencies, savings associations or other financial institution is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to a shareholder's account are in fact authorized by the shareholder. If the proceeds of a redemption are greater than $50,000, are to be paid to someone other than the registered holder or to other than the shareholder's address of record or if the shares are to be transferred, a Medallion Signature Guarantee is required. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participants in one of these programs will not be accepted. A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

The Medallion Signature Guarantees are not required for shares when an application is on file with the Transfer Agent, payment is to be made to the shareholder of record at the shareholder's address of record and the proceeds of the redemption are $50,000 or less. The Transfer Agent reserves the right to reject any Medallion Signature Guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

By Wire Transfer

You can arrange for the proceeds of a redemption to be sent by Federal wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Forward Funds Account Application. If a request for a wire redemption is received by Forward Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds for up to seven (7) days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Once authorization is on file, Forward Funds will honor requests by any person identifying himself or herself as the owner of an account or the owner's broker by telephone at (800) 999-6809 or by written instructions. Forward Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with a Medallion Signature Guarantee to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820. This redemption option does not apply to shares held in broker "street name" accounts. A wire transfer fee of $8.00 will be charged by the Forward Funds and the fee is specified for each Fund in the Expense Table.

By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application Form. If you did not originally select the telephone option, you must provide written instructions to Forward Funds in order to add this option. You may have the proceeds mailed to your address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments by wire will be transmitted on the next Business Day.

Forward Funds' Account Application Form provides that neither Forward Management, the Transfer Agent, the Sub-Advisors, Forward Funds, Inc. nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine by the Fund's administrator. Forward Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account. If you are unable to contact the Forward Funds by telephone, you may also mail the redemption request to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820.

By Mail

To redeem by mail, you must send a written request for redemption to the Transfer Agent. The Transfer Agent's address is P.O. Box 9820, Providence, Rhode Island 02940-9820. The Transfer Agent will require a Medallion Signature Guarantee. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight shipment to a post office box. You may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, you must send a written request to the Transfer Agent. In connection with that request, the Transfer Agent will require a Medallion Signature Guarantee.

By Systematic Withdrawal

You may elect to have monthly electronic transfers ($100 minimum) made to your bank checking account from your Forward Fund account. The Fund account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the day you specify (or the next Business Day) to your designated checking account or a check will be mailed to the address of record (the default date is the 20th day of each month or the next Business Day if the 20th is not a Business Day). No redemption fee will be imposed on such systematic withdrawals.

Payments to Shareholders

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above, subject to any redemption fee or CDSC. Payment for shares redeemed generally will be made within seven (7) days after receipt of a valid request for redemption. The Forward Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Forward Funds cannot sell shares or accurately determine the value of assets, or if the Securities and Exchange Commission ("SEC") orders the Forward Funds to suspend redemptions or delay payment of redemption fee proceeds.

At various times, Forward Funds may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The Forward Funds intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer of Federal funds. Forward Funds intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment for certain large redemptions may be made wholly or partly in portfolio securities which have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

                             INTERNET TRANSACTIONS

You may purchase and redeem shares of the Forward Funds through the Internet. Please note that to purchase Fund shares through the Internet you must be an existing shareholder of a Fund and your account must be bank ACH active. You may not open an account with the Fund via the Internet. To effect transactions in Fund shares via the Internet, you must first contact Forward Funds at (800) 999-6809 to obtain a password and a Personal Identification Number ("PIN"). Second, visit the Forward Funds' web site at http://www.forwardfunds.com and select Account Login to find directions specified on the web site for transactions in Fund shares. General information about Forward Funds and specific information about your accounts is also available on the web site.

                  DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

Forward Funds has adopted a distribution plan under Rule 12b-1 (the "Plan") which allows Class A shares of the Fund to pay for the sale and distribution of its shares at an annual rate of up to 0.35% of the Fund's average daily net assets attributable to Class A shares. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of its Class A shares. In addition, payments under the Plan may be made to banks and their affiliates and other institutions, including broker-dealers, for the provision of administrative and/or shareholder services. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in Class A shares of the Fund and may cost more than other types of sales charges. The Fund has adopted a Shareholder Service Plan with respect to the Class A shares and the Institutional Class shares of the Fund. Under the Shareholder Service Plan, the Fund is authorized to pay financial intermediaries or third party service providers for certain expenses incurred in connection with providing services to shareholders of Class A shares and Institutional Class shares of the Fund. Payments under the Shareholder Service Plan are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets attributable to the Class A shares and Institutional Class shares of the Fund.

The Investment Advisor may, out of its own resources (which may include legitimate profits from providing advisory services to the Funds), make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative or distribution services in connection with the sale or servicing of shares of the Funds. These payments are in addition to any sales charges, distribution fees or service fees, or other fees or charges paid by the Funds or their shareholders. This compensation may be more or less than the overall compensation received by financial intermediaries with respect to other investment products, and may influence financial service providers to present or make available the Funds to their customers.

                              DIVIDENDS AND TAXES

The Fund expects to pay dividends of net investment income and capital gain distributions annually. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call our shareholder services group at (800) 999-6809 or write to us at Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820.

Federal Taxes

The following information is meant only as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely on your own tax advisor for advice about the particular Federal, state and local or foreign tax consequences to you of investing in a Forward Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year.

Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution will generally be the same for all of a Fund's shareholders. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate.

Dividends attributable to interest are not eligible for the reductions in rates described below. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and on certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

  . Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.
  . Note that distributions of earnings from dividends paid by certain "qualifying foreign corporations" can also qualify for the lower tax rates on qualifying dividends.
  . A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.
  . Distributions of earnings from non-qualifying dividends, interest income (including interest income from fixed-income securities), other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until you begin making withdrawals from the account. These accounts are subject to complex tax rules. You should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange a Fund's shares for shares of another Fund, you may be treated as if you sold them and any gain on the transaction may be subject to Federal income tax. Each year, the Fund will send shareholders tax reports detailing the tax status of any distributions for that year.

As with all mutual funds, a Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. Federal income tax liability.

                         PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

The Fund's top ten holdings as of the last day of each month and each calender quarter are posted no sooner than 5 days after the end of that month or calendar quarter, respectively, on the Funds' website at http:// www.forwardfunds.com.

                              GENERAL INFORMATION

Shareholder Communications

You may obtain current price, yield and other performance information on any of the Forward Funds between the hours of 8:30 a.m. and 5:00 p.m. Eastern time Monday through Friday by calling (800) 999-6809 from any touch-tone telephone. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. If you have any questions about Forward Funds write to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820, or call toll free at (800) 999-6809. In addition to information available in annual and semi-annual reports, quarterly portfolio holdings information for the first and third fiscal quarters is available on the SEC's website at http://www.sec.gov.

You should rely only on the information provided in this Prospectus and the Statement of Additional Information concerning the offering of the Forward Funds' shares. We have not authorized anyone to give any information that is not already contained in this Prospectus. Shares of the Forward Funds are offered only where the sale is legal.

                             FINANCIAL HIGHLIGHTS

The Forward Legato Fund is newly organized and its shares have not previously been offered and therefore, the Fund does not have previous financial history. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders when they are prepared.

FORWARD FUNDS, INC.
Forward Legato Fund
INVESTMENT ADVISOR
Forward Management, LLC
SUB-ADVISORS
Netols Asset Management
Conestoga Capital Advisors, LLC
Riverbridge Partners, LLC
ADMINISTRATOR
PFPC Inc.
DISTRIBUTOR
PFPC Distributors, Inc.
COUNSEL
Dechert LLP
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers, LLP
CUSTODIAN
Brown Bothers Harriman & Co.
TRANSFER AGENT
PFPC Inc.

Forward Funds

WANT MORE INFORMATION?

You can find out more about our Funds by reviewing the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports list the holdings of each Fund, describe each Fund's performance, include the Funds' financial statements, and discuss the market conditions and strategies that significantly affected the Funds' performance.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains additional and more detailed information about each Fund, and is considered a part of this Prospectus. The SAI also contains a description of the Fund's policies and procedures for disclosing its holdings.

HOW DO I OBTAIN A COPY OF THESE DOCUMENTS?

By following one of the four procedures below:

Call or write, and copies will be sent to you free of charge: Forward Funds, Inc. 433 California Street, 11th Floor San Francisco, CA 94104 (800) 999-6809.

Go to http://www.forwardfunds.com/invest.htm and download a free copy.

Call or write to the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below. Public Reference Section of the SEC Washington, D.C. 20549-6009 (202) 942-8090.

Go to the EDGAR database on the SEC's web site at www.sec.gov and download a free text-only copy.

After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

Investment Company Act File No. 811-08419

                               FORWARD FUNDS, INC.

                        433 CALIFORNIA STREET, 11TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94104
                                 (800) 999-6809

                               FORWARD LEGATO FUND

                       Statement of Additional Information


                               dated March 7, 2005

Forward Funds, Inc. ("Forward Funds" or the "Company") is an open-end management investment company commonly known as a mutual fund. The Company offers nine investment portfolios. One of the portfolios is discussed in this Statement of Additional Information ("SAI"): Forward Legato Fund, (the "Fund"). There is no assurance that the Fund will achieve its objective.

This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Fund, dated March 7, 2005, which has been filed with the Securities and Exchange Commission ("SEC"). A copy of the Prospectus for the Fund may be obtained free of charge by calling the Distributor at (800) 999-6809.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

FORWARD FUNDS, INC. ...........................................................1
TABLE OF CONTENTS..............................................................i
ORGANIZATION OF FORWARD FUNDS, INC. ...........................................1
MANAGEMENT OF THE FUND.........................................................1
PORTFOLIO HOLDINGS DISCLOSURE..................................................8
INVESTMENT ADVISORY AND OTHER SERVICES........................................10
INVESTMENT OBJECTIVES AND POLICIES............................................20
INVESTMENT RESTRICTIONS.......................................................22
ADDITIONAL INVESTMENT TECHNIQUES AND RISKS....................................22
PORTFOLIO TRANSACTIONS........................................................34
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................35
DETERMINATION OF SHARE PRICE..................................................39
SHAREHOLDER SERVICES AND PRIVILEGES...........................................40
DISTRIBUTIONS.................................................................41
TAX CONSIDERATIONS............................................................41
CALCULATION OF PERFORMANCE DATA...............................................47
GENERAL INFORMATION...........................................................50
FINANCIAL STATEMENTS..........................................................51
APPENDIX A....................................................................52

                       ORGANIZATION OF FORWARD FUNDS, INC.


Forward Funds, Inc. is an open-end management investment company, which offers nine investment portfolios. The portfolio discussed in this SAI is diversified. The Company was organized as a Maryland corporation on October 3, 1997.

The authorized capital stock of the Company consists of two billion (2,000,000,000) shares of three classes of common stock having a par value of $0.001 per share. The Board of Directors of the Company has designated the stock into nine series. The Forward Legato Fund offers two classes of shares called Class A shares and Institutional Class shares. Holders of shares of the Funds of the Company have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.


The Board of Directors may classify or reclassify any unissued shares of the Company into shares of another class or series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares.

                             MANAGEMENT OF THE FUND

Board of Directors. The Company's Board of Directors oversees the management and business of the Fund. The Directors are elected by Shareholders of the Company. There are currently six directors, four of whom are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of that person's affiliation with the Company, its distributor, its investment advisors or otherwise. The Directors and Officers of the Company are listed below. Their affiliations are set forth below.

NON-INTERESTED DIRECTORS:

                                        Term of                                          Number of
                         Position(s)   Office and                                       Funds in Fund
                          Held with    Length of                                           Complex
  Name, Address, and         the          Time       Principal Occupation(s) During      Overseen by    Other Directorships Held by
         Age*              Company      Served**             Past Five Years               Director              Director***
----------------------   -----------   ----------   ---------------------------------   -------------   ---------------------------
Kenneth V. Domingues     Director      Since 2003   Financial Consultant, Securities          9         None
Age: 72                                             Arbitrator, Expert Witness,
                                                    Estate and Trust Administrator
                                                    (1999-present); Technical
                                                    Consultant to the California
                                                    State Board of Accountancy
                                                    (2002-present); Chief Accountant,
                                                    Division of Investment
                                                    Management, U.S. Securities and
                                                    Exchange Commission (1998-1999);
                                                    Senior Vice President and Chief
                                                    Financial Officer, Franklin
                                                    Templeton Group, an investment
                                                    management company (1987-1997).

Haig G. Mardikian        Director      Since 1998   Owner of Haig G. Mardikian                9         None.
Age: 57                                             Enterprises, a real estate
                                                    investment business
                                                    (1971-present); a General Partner
                                                    of M&B Development, a real estate
                                                    investment business
                                                    (1983-present); General Partner
                                                    of George M. Mardikian
                                                    Enterprises, a real estate
                                                    investment business (1983-2002);
                                                    President and Director of
                                                    Adiuvana-Invest, Inc., a real
                                                    estate investment business
                                                    (1989-present); Vice Chairman and
                                                    Trustee of the William Saroyan
                                                    Foundation (1992-present);
                                                    Managing Director of the United
                                                    Broadcasting Company, radio
                                                    broadcasting (1983-2001);
                                                    Chairman and Director of SIFE
                                                    Trust Fund (1978-2002); Director
                                                    of the Downtown Association of
                                                    San Francisco (1982-present);
                                                    Director of the Market Street
                                                    Association (1982-present);
                                                    Trustee of the International
                                                    House, University of California
                                                    at Berkeley (2001-present);
                                                    Trustee of Trinity College
                                                    (1998-present); Trustee of the
                                                    Herbert Hoover Presidential
                                                    Library (1997-present); Trustee
                                                    of the Herbert Hoover Foundation
                                                    (2002-present); Trustee of the
                                                    Advisor California Civil
                                                    Liberties Public Education Fund
                                                    (1997-present).

Leo T. McCarthy          Director      Since 1998   President, The Daniel Group, an           9         Director, Linear Technology
Age: 74                                             investment sole proprietorship                      Corporation, a
                                                    (January 1995-present); and                         manufacturing company (July
                                                    Director, Accela, Inc., a                           1994-present).
                                                    software company (March
                                                    1998-present).

                                        Term of                                          Number of
                         Position(s)   Office and                                       Funds in Fund
                          Held with    Length of                                           Complex
  Name, Address, and         the          Time       Principal Occupation(s) During      Overseen by    Other Directorships Held by
         Age*              Company      Served**             Past Five Years               Director              Director***
----------------------   -----------   ----------   ---------------------------------   -------------   ---------------------------
Donald O'Connor          Director      Since 2000   Financial Consultant                      9         Trustee of the Advisors
Age: 68                                             (1997-present); Retired Vice                        Series Trust (15)
                                                    President of Operations,                            (1997-present).
                                                    Investment Company Institute
                                                    ("ICI"), a mutual fund trade
                                                    association (May 1969 - June
                                                    1993); Executive Vice President
                                                    and Chief Operating Officer, ICI
                                                    Mutual Insurance Company, an
                                                    insurance company (1989-1997);
                                                    Chief, Branch of Market
                                                    Surveillance, Securities and
                                                    Exchange Commission (1964-1969).

----------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**   Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

INTERESTED DIRECTORS:

                                         Term of                                          Number of
                         Position(s)   Office and                                       Funds in Fund
                          Held with    Length of                                           Complex
  Name, Address, and         the          Time       Principal Occupation(s) During      Overseen by    Other Directorships Held by
         Age*              Company      Served**             Past Five Years               Director              Director***
----------------------   -----------   ----------   ---------------------------------   -------------   ---------------------------
J. Alan Reid, Jr. ****   President,    Since 2001   President of Forward Management,          9         Director of FOLIOfn
Age: 42                     Director                LLC, an investment adviser                          (2002-present); Director
                                                    ("Forward Management," formerly                     of Legato Capital
                                                    known as Webster Investment                         Management, an investment
                                                    Management Co., LLC) (April                         management company
                                                    2001-present); President, ReFlow                    (2004-present).
                                                    Management, an investment
                                                    services company (2001-present);
                                                    President, Sutton Place
                                                    Management, a human resources
                                                    service company (2001-present);
                                                    Senior Vice President, Director
                                                    of Business Delivery, Morgan
                                                    Stanley Online, a financial
                                                    services company (1999-2001);
                                                    Vice President of the Board of
                                                    Directors of Centerpoint, a
                                                    public health and welfare
                                                    organization (January
                                                    1997-present); Advisory Board
                                                    Member, Finaplex, a software
                                                    company (2002 to present);
                                                    Advisory Board of SunGard Expert
                                                    Solutions (1998 to

                                                    present).

DeWitt F. Bowman*****    Director      Since 2000   Principal, Pension Investment             9         Trustee, Brandes Inst.
Age: 74                                             Consulting, a consulting company                    International Fund, a
                                                    (February 1994-present); Trustee,                   mutual fund (May 1994 to
                                                    Pacific Gas & Electric NDT, a                       present); Director,
                                                    nuclear decommissioning trust                       Dresdner/RCM Global Funds
                                                    (March 1994 to present); Interim                    (December 1995 to March
                                                    Treasurer and Vice President for                    2002); Trustee, PCG Private
                                                    Investments, Regents of the                         Equity Fund (May 1998 to
                                                    University of California                            present); Director, RREEF
                                                    (September 2000-April 2001);                        America REIT (May 1994 to
                                                    Treasurer, Edgewood Center for                      present); Director, RREEF
                                                    Children and Families, a                            America III REIT (December
                                                    non-profit care center (March                       2002 to present); Trustee,
                                                    1994 to March 2004); Treasurer,                     Sycuan Funds (September
                                                    Pacific Pension Institute, a                        2003 to present); Trustee,
                                                    non-profit education organization                   Wilshire Mutual Funds
                                                    (June 1994 to June 2002);                           (March 1996 to present).
                                                    Director, Episcopal Dioceses of
                                                    California, a non-profit
                                                    religious organization (June 1994
                                                    to present).

----------
* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**   Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
**** Mr. Reid is considered an interested director because he acts as President of the Investment Advisor and holds other positions with an affiliate of the Company.
***** Mr. Bowman is considered an interested director because he is affiliated with a company that has provided, or in the future may provide, consulting services to Forward Management, LLC.

OFFICERS:


                                                                                         Number of
                                                                                        Portfolios         Other
                           Position(s)    Term of Office                             in Fund Complex   Directorships
                          Held with the    and Length of   Principal Occupation(s)     Overseen by        Held by
Name, Address, and Age       Company       Time Served*     During Past Five Years       Director        Director
-----------------------   -------------   --------------   -----------------------   ---------------   -------------
Jeremy Deems              Treasurer       Since 2004       Chief Financial officer   N/A               N/A
433 California Street                                      at Forward Management
Suite 1100                                                 since 2004; Controller
San Francisco, CA 94104                                    at Forward Management
Age: 28                                                    (2000 - 2004).

Lori V. O'Shaughnessy     Secretary       Since 2003       Associate Counsel at      N/A               N/A
4400 Computer Drive                                        PFPC Inc. since 2002;
Westborough, MA 01581                                      Associate Counsel at
Age: 33                                                    Investors Bank & Trust
                                                           Company, a financial
                                                           service provider
                                                           (2001-2002); Manager in
                                                           the Regulatory
                                                           Administration
                                                           Department of PFPC Inc.
                                                           (1998-2001).

Mary Curran               Chief           Since            General Counsel at        N/A               N/A
433 California Street     Compliance      2004             Sutton Place Management
Suite 1100                Officer                          since 2002; General
San Francisco, CA 94104                                    Counsel at Morgan
Age: 57                                                    Stanley Online (1997-
                                                           2002)


* Each officer shall hold office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

The Board of Directors has established three standing committees in connection with their governance of the Fund: Audit, Nominating and Pricing Committees.

The Audit Committee consists of four members: Messrs. Domingues, Mardikian, McCarthy and O'Connor. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Company's financial records and internal accounting controls and acting as the principal liaison between the Board and the Company's independent registered public accounting firm. During the fiscal year ended December 31, 2004, the Audit Committee convened four times.

The Nominating Committee consists of three members: Messrs. Mardikian, McCarthy and O'Connor. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Directors (including considering written nominations from shareholders delivered to the Company at its address on page 9). During the fiscal year ended December 31, 2004, the Nominating Committee did not convene.

The Pricing Committee consists of five members: Messrs. Bowman and O'Connor, as well as Mark Guadagnini, Allan Seigerman and Mary Curran. The Pricing Committee, in conjunction with the Investment Advisor and Sub-Advisors, is responsible for determining the fair value and market value of the Fund's securities when such determinations involve the exercise of judgment. During the fiscal year ended December 31, 2004, the Pricing Committee convened there times.

The Funds pay two of the non-interested Directors $3,625 each per regular meeting and $1,500 each for each special meeting attended in person. One non-interested Director who serves as Chairman of the Board of Directors receives $4,000 per regular meeting and $1,500 for each special meeting attended in person. One non-interested Director who serves as Chairman of the Audit Committee receives $4,500 per regular meeting and $1,500 for each special meeting attended in person. One interested Director also receives $3,625 per regular meeting and $1,500 for each special meeting attended in person. The other interested Director does not receive any compensation by the Funds. Directors receive half of the respective fee if they participate in either a regular, special or committee meeting by telephone rather than in person. Officers of the Fund and Directors who are affiliated persons of the Fund, Investment Advisor or Sub-Advisors do not receive any compensation from the Fund or any other funds managed by the Investment Advisor or Sub-Advisors. As of December 31, 2004 the Officers and Directors owned less than 1% of the outstanding shares of the Fund.

                       Information as of December 31, 2004

                                            Aggregate Dollar Range of
                                            Equity Securities in All
                          Dollar Range of     Registered Investment
                               Equity         Companies Overseen by
                           Securities in      Director in Family of
    Name of Director         the Fund*        Investment Companies
-----------------------   ---------------   -------------------------
NON-INTERESTED
DIRECTORS:

Kenneth V. Domingues/1/          A                      E

Haig G. Mardikian                A                      D

Leo T. McCarthy                  A                      C

Donald O'Connor                  A                      E

INTERESTED DIRECTORS:

J. Alan Reid, Jr.                A                      E

DeWitt F. Bowman                 A                      A

*    Key to Dollar Ranges
     --------------------
A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   Over $100,000

/1/ Mr. Kenneth V. Domingues became a Director of the Company on June 5, 2003.

No Director who is not an interested person of the Company owns any securities of Forward Management, LLC, a Sub-Advisor (as defined herein), PFPC Distributors, Inc. or their affiliates.

             Compensation Received From Fund as of December 31, 2004

                                           Pension or                             Total
                          Aggregate        Retirement                         Compensation
                        Compensation    Benefits Accrued   Estimated Annual   From Company
                          From the     As Part of Funds*     Benefits Upon      and Fund
Name and Position          Company          Expenses          Retirement         Complex
---------------------   ------------   -----------------   ----------------   ------------
J. Alan Reid, Jr.          $     0             $0                 $0                   0
   Director*
DeWitt Bowman,             $14,500             $0                 $0             $14,500
   Director*
Kenneth V. Domingues,      $16,250             $0                 $0             $16,250
   Director **
Haig G. Mardikian,         $15,250             $0                 $0             $15,250
   Director
Leo T. McCarthy,           $14,500             $0                 $0             $14,500
   Director
Donald O'Connor,           $14,500             $0                 $0             $14,500
   Director


*    Interested
**   Mr. Kenneth V. Domingues became a Director of the Company on June 5, 2003.

                          PORTFOLIO HOLDINGS DISCLOSURE

Publicly Available Information/Mandatory Disclosure

The Funds, or their duly authorized service providers, may publicly disclose holdings of all Forward Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. A summary or list of a Fund's completed purchases and sales (sometimes referred to as the "trade commentary") may only be made available simultaneously or after the public disclosure of a Fund's portfolio holdings in accordance with this paragraph and in compliance with applicable laws, regulations and interpretations thereof, as duly documented with the Funds.

Confidential Dissemination of Portfolio Holdings

The Forward Funds have adopted policies and procedures related to the selective disclosure of portfolio holdings ("Disclosure Policies"). The Disclosure Policies provide that it is the policy of the Forward Funds and their service providers to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds' portfolio holdings. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except in limited circumstances, as described below.

The Funds may disclose, under Conditions of Confidentiality, portfolio holdings before their public disclosure is required or authorized to service providers and mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. Such holdings are released under conditions of confidentiality. "Conditions of Confidentiality" means that:

     (a) the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information as discussed below; and

     (b) the recipient must sign a written Confidentiality Agreement in form and substance acceptable to the Funds' Chief Compliance Officer.


The Funds' Directors will review at least annually a list of the entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders and its investment advisor, sub-advisors, principal underwriter or any affiliated person of such entities by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders. The identity of the entities with which Forward has ongoing arrangements to provide portfolio holdings information, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

1. Bloomberg - Monthly with a 30 day delay for all the Forward Funds except the Forward International Small Companies Fund and the Forward Global Emerging Markets Fund, for which portfolio holdings information is released quarterly with no delay.

2. Morningstar, Inc., Standard & Poor's and The Thomson Corporation - Monthly with a 30 day delay for all the Forward Funds except the Forward International Small Companies Fund and the Forward Global Emerging Markets Fund, for which portfolio holdings information is released monthly with no delay.

3. Lipper Analytical Services, Inc. - Monthly with a 4 day delay.

4. Vestek - Monthly with no delay.

5. FactSet Research Systems Inc. - Daily for all Funds with no delay.

6. The Funds' custodian, Brown Brothers Harriman & Co., and applicable sub-advisors - Monthly with no delay.

7. RRDonnelley financial printer - information is disclosed with no delay in order to prepare Form N-Q and the annual and semi-annual reports.

The Funds monitor the use by such third party recipients of non-public portfolio holdings information by requiring those recipients to provide to the Funds annual certifications that the information has been used only pursuant to the terms of the confidentiality agreement between the recipient and the Investment Advisor. In addition, acceptance by third parties who receive the information electronically constitutes reaffirmation that the third party will maintain the disclosed information in confidence and not trade portfolio securities based on the nonpublic information.


Analytical Information

The Funds or their duly authorized service providers may distribute the following information concerning each Fund's portfolio before disclosure of portfolio holdings is required as discussed above, provided that the information has been publicly disclosed (via the Funds' website or otherwise):

..    Top Ten Holdings. Top ten holdings and the total percentage of the Fund such aggregate holdings represent.

..    Sector Holdings. Sector information and the total percentage of the Fund held in each sector.

..    Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding.

Press Interviews, Broker Discussions, etc.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these Disclosure Policies. For example, a portfolio manager discussing a particular Fund may indicate that he or she likes and/or owns for the Fund a security only if the Fund's ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

Trading Desk Reports

The trading desks of the Investment Advisor/Sub-Advisors of the Funds may periodically distribute lists of applicable investments held by their clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

Research Coverage

The Investment Advisor/Sub-Advisors of the Funds may periodically distribute a list of the issuers and securities which are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities which may be purchased for the Funds. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.


The Funds' Board of Directors and the Funds' Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these Disclosure Policies or may approve exceptions or revisions to the Disclosure Policies. (For example, the Funds may determine to not provide purchase and sale information with respect to Funds that invest in smaller capitalization companies or less liquid securities.)


Conflicts of Interest

Whenever portfolio holdings disclosure made pursuant to the Fund's portfolio holdings disclosure procedures involves a conflict of interest between the Fund's shareholders and the Fund's Advisor, Sub-Advisors, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the independent trustees or a majority of a Board committee consisting solely of independent directors approves such disclosure. The Fund, the Investment Advisor and the Sub-Advisors will not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

Disclosures Required by Law


Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas.


Violations of the Disclosure Policies must be reported to the Funds' Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a "Material Compliance Matter" within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Funds' Board of Directors, as required by Rule 38a-1.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors. Forward Management, LLC ("Forward Management" or the "Investment Advisor") serves as the Investment Advisor to the Fund. Forward Management is a registered investment advisor under the Investment Advisors Act of 1940, as amended ("Advisors Act"), that supervises the activities of each Sub-Advisor and has the authority to engage the services of different sub-advisors with the approval of the Directors of the Fund and the Fund's shareholders. Forward Management is located at 433 California Street, 11/th/ Floor, San Francisco, California 94104. Broderick Management LLC ("Broderick"), an entity that invests in other entities in the financial services industry, is the sole holder of Forward Management's securities. Broderick is wholly-owned by Gordon Getty. Broderick was organized as a Delaware Limited Liability Company on December 5, 1997. Sutton Place Management, LLC is an affiliate of the Funds who is also an affiliate of the Investment Advisor because it serves as an administrative service company to Broderick and its subsidiaries.


Forward Management has the authority to manage the Fund in accordance with the investment objective, policies and restrictions of the Fund and subject to general supervision of the Company's Board of Directors but has delegated this authority to sub-advisors for the Fund. It also provides the Fund with ongoing management supervision and policy direction. Forward Management has managed the Fund, since inception. Daily investment decisions are made by the Sub-Advisors to the Fund, whose investment experience is described below. (Forward Management is referred to herein as "Investment Advisor" or "Advisor" and the sub-advisors are referred to herein as "Sub-Advisors").


The Forward Legato Fund.

Forward Management has engaged Netols Asset Management Inc. ("NAM"), a Wisconsin S Corporation, to serve as one of the Sub-Advisors to the Fund pursuant to a sub-advisory agreement. NAM is located at 1045 West Glen Oaks Lane, Suite 201, Mequon, WI 53092. NAM was founded in September 2000. As of September 2004, NAM had assets under management of $58 million.

Forward Management has engaged Conestoga Capital Advisors, LLC ("CCA"), a Pennsylvania Limited Liability Company, to serve as one of the Sub-Advisors to the Fund pursuant to a sub-advisory agreement. CCA is located at 259 Radnor-Chester Road, Suite 120, Radnor, PA 19087. CCA was founded in March 2001. As of September 2004, CCA had assets under management of $139 million.

Forward Management has engaged Riverbridge Partners, LLC ("Riverbridge"), a Minnesota Limited Liability Company, to serve as one of the Sub-Advisors to the Fund pursuant to a sub-advisory agreement. Riverbridge is located at 1200 Rand Tower, 527 Marquette Avenue South, Minneapolis, MN 55402. Riverbridge was founded in July of 1987. As of September 2004, Riverbridge had assets under management of $430 million.

Investment Management and Sub-Advisory Agreements. The Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the Fund:

Forward Legato Fund   1.00% up to $500 million
                      0.85% over $500 million

The Investment Advisor compensates each Sub-Advisor out of the Investment Advisor's revenues. Neither the Investment Advisor nor the Sub-Advisors are required to furnish any personnel, overhead items or facilities for the Company. All fees paid to the Investment Advisor by the Fund are computed and accrued daily and paid monthly based on the net asset value of shares of the Fund.

For the services provided pursuant to their Sub-advisory Agreement with Forward Management, each Sub-Advisor receives from Forward Management an annual fee at the following annual rates based on the average daily net assets of the Fund allocated to such Sub-advisor:

Forward Legato Fund   0.60% up to $500 million
                      0.50% over $500 million

Each of the Sub-Advisors has agreed to waive their sub-advisory fees through March 31, 2006, in recognition of the likelihood that Forward Management will be required to waive all or a substantial portion of its management fees during that period, pursuant to the expense limitation agreement described below. To the extent Forward Management is able to recoup management fees waived during this period pursuant to the expense limitation agreement, the Sub-Advisors may recoup fees that they waived during such period on a proportionate basis.

In its approval of the Company's Investment Management Agreement and Sub-advisory Agreement (the "Agreements") in March 2005, the Board of Directors of the Company, including a majority of the Directors who are not parties to the Agreements, considered a number of factors. In determining whether to approve each Agreement, the Directors considered the estimated fees and expenses to be paid by the Fund and those paid by comparable funds, the costs of providing these services, and the estimated profitability of Forward Management and the Sub-Advisors due to their relationships with the Fund. The Directors also considered the relationships among Forward Management, the Sub-advisor, and their affiliates, including any collateral benefits received by Forward Management, each Sub-Advisor and their affiliates due to their relationships with the Fund. The Directors also considered the representations of Forward Management and each Sub-Advisor concerning staffing, capabilities and methodologies applied in managing the Fund. Upon completion of the Board's review and discussion, the Directors concluded that the nature of the services provided under the Agreements will be of high quality, and the estimated investment advisory fees payable to Forward Management and each Sub-Advisor under the Agreements are fair and reasonable in light of the services to be provided to the Fund, and approved the execution of the Agreements.

Each Investment Management or Sub-advisory Agreement will remain in effect for two years following its date of execution, and thereafter will automatically continue for successive annual periods as long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares, as applicable, voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") of the Investment Advisor by vote cast in person at a meeting called for the purpose of voting on such approval.

Each such Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by such Advisor. Each Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

As described in the Prospectus, the Investment Advisor has contractually agreed to limit through May 1, 2006 the total operating expenses of the Forward Legato Fund Class A shares and Institutional Class shares to an annual rate of 1.89% and 1.25%, respectively. Pursuant to this agreement, the Fund will reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Investment Advisor, provided that any such reimbursements made by the Fund to the Investment Advisor will not cause the Fund's expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the date on which the expense was incurred. There is no assurance that these expense limitations will be continued beyond May 1, 2006.

Portfolio Managers

Netols Asset Management Inc.

Jeffery W. Netols, President and Portfolio Manager of NAM, is responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by NAM. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Netols managed as of December 31, 2004:

                                                              Number of Accounts   Assets Managed for
                                   Number of                   Managed for which   which Advisory Fee
                                    Accounts   Total Assets     Advisory Fee is      is Performance-
         Type of Account            Managed       Managed      Performance-Based          Based
--------------------------------   ---------   ------------   ------------------   ------------------
Registered Investment Companies         2      $ 57,000,000            0                   $0
Other pooled investment vehicles        2      $101,000,000            0                   $0
Other accounts                         24      $ 27,000,000            0                   $0

NAM does not anticipate that any conflicts of interest will arise from serving as sub-advisor to the Fund.

Because NAM portfolio managers generally manage multiple accounts with similar investment objectives and strategies, NAM has adopted a portfolio security aggregation and allocation policy, which is designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients and that, over time, all clients are treated equitably. Where NAM seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, NAM attempts to allocate securities and advisory recommendations among the Fund and other clients on a pro rata basis. It is expected that this policy will be applied consistently. However, NAM may deviate from this policy if the standard method of aggregating or allocating trades as described in NAM's policy would result in unfair or inequitable treatment to some or all of its clients. Trades in NAM accounts that direct the firm to use a specific broker-dealer to execute trades will generally be placed after trades in free accounts have been completed. However, if NAM deems time to be of the essence in executing a purchase or a sale in a directed-brokerage account and NAM determines such trade will not negatively impact its free trades, NAM may execute a directed brokerage trade at the same time it executes trades in free accounts. Client-directed brokerage accounts will be traded in a systematic rotational order, as determined by the NAM trader placing the trade. Potential bases for deviating from the standard policy include:

..    A determination that time is of the essence in executing directed-brokerage trades, as described above;
..    Cash limitations or excess cash;
..    Client direction or requirement to raise cash in an account;
..    Account-specific investment restrictions;
..    Specific overriding client instructions;
..    Investment not suitable for (or consistent with) known client preferences;
     or
..    Common sense and equitable adjustments.

In addition, NAM has adopted a Code of Ethics which governs the personal securities trading activity of Mr. Netols and other NAM personnel.

Since Mr. Netols is 100% owner of NAM, his compensation is based on the profitability of the firm.

Conestoga Capital Advisors, LLC

William C. Martindale, Jr., Managing Partner & Chief Investment Officer of CCA and Robert M. Mitchell, Managing Partner & Portfolio Manager of CCA, are responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by CCA. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Martindale and Mr. Mitchell managed as of December 31, 2004:


                                                              Number of Accounts   Assets Managed for
                                   Number of                   Managed for which   which Advisory Fee
                                    Accounts   Total Assets     Advisory Fee is      is Performance-
         Type of Account            Managed       Managed      Performance-Based          Based
--------------------------------   ---------   ------------   ------------------   ------------------
Registered Investment Companies         1      $  5,120,000            0                   $0
Other pooled investment vehicles        0      $          0            0                   $0
Other accounts                        199      $160,380,000            0                   $0

The Fund, as well as other Registered Investment Companies and small capitalization separate accounts managed by CCA, is managed using CCA's small cap model. CCA manages all accounts with similar investment objectives in a similar fashion, treating all accounts equally, and does not anticipate that any conflicts of interest will arise from serving as sub-advisor to the Fund. Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, CCA is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among CCA's various client accounts. Where CCA seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, CCA has adopted portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among CCA's various client accounts. Where CCA seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

In addition, CCA has adopted a Code of Ethics which governs the personal securities trading activity of the portfolio managers and other personnel of CCA.

The compensation of both Mr. Martindale and Mr. Mitchell includes a base salary and a bonus based upon asset growth and the associated level of Conestoga's profitability. Their compensation is not tied directly to performance.

Riverbridge Partners, LLC

Mark A. Thompson, Chief Investment Officer, Rick D. Molton, CFA, Principal and Research Analyst, Dana L. Feick, CFA, Principal and Research Analyst, and Philip
W. Dobrzynski, CFA, Principal and Research Analyst, are responsible for the day-to-day management of the portion of the Fund's portfolio that is managed by Riverbridge. The below table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mssrs. Thompson, Molton, Feick, and Dobrzynski managed as of December 31, 2004:

                                                              Number of Accounts   Assets Managed for
                                   Number of                   Managed for which   which Advisory Fee
                                    Accounts   Total Assets     Advisory Fee is      is Performance-
         Type of Account            Managed       Managed      Performance-Based          Based
--------------------------------   ---------   ------------   ------------------   ------------------
Registered Investment Companies         0      $          0            0                   $0
Other pooled investment vehicles        0      $          0            0                   $0
Other accounts                        239      $547,000,000            0                   $0

Riverbridge does not anticipate that any material conflicts of interest will arise between the Fund and its other accounts. The Fund will not receive preferential treatment relative to Riverbridge's other accounts, nor will the Fund be disadvantaged in any way.

Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, Riverbridge has adopted portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among Riverbridge's various client accounts. Where Riverbridge seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

In addition, Riverbridge has adopted a Code of Ethics which governs the personal securities trading of the portfolio managers and other personnel of Riverbridge.

Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the investment team and their individual contributions to the team. The third level of compensation is ownership in the firm. Riverbridge has also adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum allowable by law. Generally all employees are eligible to participate in the plan. Riverbridge matches annually the employee's contribution in an amount equal to 100% of the first 3% of each employee's contribution and 50% of the next 2%.

                       Information as of December 31, 2004

                                                      Aggregate Dollar Range of Equity
                                                        Securities in All Registered
                                                      Investment Companies Overseen by
                            Dollar Range of Equity     Portfolio Manager in Family of
Name of Portfolio Manager   Securities in the Fund*         Investment Companies
-------------------------   -----------------------   --------------------------------
Jeffery W. Netols                       A                              A
William C. Martindale                   A                              A
Robert M. Mitchell                      A                              A
Mark A. Thompson                        A                              A
Rick D. Molton                          A                              A
Dana L. Feick                           A                              A
Philip W. Dobrzynski                    A                              A

*    Key to Dollar Ranges
A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,000 - $500,000
F.   $500,000 - $1,000,000
G.   Over $1,000,000

Distributor. Shares of the Fund are distributed pursuant to a Distribution Agreement, dated December 31, 2000 (the "Distribution Agreement"), between the Company and PFPC Distributors, Inc. (the "Distributor"), located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. The Company pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for one year and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days' written notice and will terminate automatically in the event of its assignment (as defined in the 1940
Act).

The Distributor may use its own financial resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares and to pay expenses associated with providing other services to Shareholders. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Company and/or other events sponsored by dealers. See the Prospectus of the Funds for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment.

The Class A shares of the Fund are sold subject to a sales charge (load) of up to 4.75% of the offering price. The Distributor may use its own financial resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares and to pay expenses associated with providing other services to shareholders. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Company and/or other events sponsored by dealers. See the Prospectus of the Fund for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment.

Codes of Ethics. The Company, the Investment Advisor, each Sub-Advisor and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.

The Investment Advisor's and Sub-Advisors' Codes of Ethics are designed to address and avoid potential conflicts of interest relating to personal trading and related activities. The Codes of Ethics instruct the Investment Advisor and Sub-Advisors to always place the interests of shareholders first, ensure that all personal securities transactions are conducted consistent with the Code and in such a manner to avoid any actual or potential conflicts of interest or abuse; and prohibits investment company personnel from taking inappropriate advantage of their positions.

The Investment Advisor's and each Sub-advisor's Code of Ethics each prohibit personal trading by access persons unless they have received written authorization from the respective Advisor or Sub-advisor. Each Code of Ethics lists situations in which transactions are exempt and thus covered persons may engage in exempted transactions without following the procedures set forth in the Code of Ethics. Covered persons are required to make initial and annual reports of their securities holdings and to file quarterly securities transaction report with the Investment Advisor or Sub-Advisor even if no securities transactions occurred and no new securities accounts were opened during the relevant quarter. Each employee is required to certify that he or she has read, understands and has complied with the Code of Ethics.

The Distributor's Code of Ethics is designed to clearly state, and inform employees about, prohibited activities in which employees may not engage. The Distributor's Code of Ethics prohibits purchasing or selling securities based upon any material nonpublic information to which they have access solely as a result of their employment with the Distributor, and prohibits informing others, who may act on such information, about material nonpublic information about the Distributor or one of its clients.

The Codes of Ethics are on public file with and available from the SEC.

Proxy Voting Policies and Procedures

It is the Fund's policy that proxies received by the Fund are voted in the best interest of the Fund's shareholders. The Board of Directors of the Fund has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund's securities to the Investment Advisor. The Investment Advisor has, in turn, delegated proxy voting authority to each Sub-Advisor retained to provide day-to-day portfolio management for those portfolios. The Board of Directors will periodically review and approve the Investment Advisor's and Sub-advisor's proxy voting policies and procedures and any amendments.

Sub-Advisor Proxy Voting Guidelines

Netols Asset Management Inc.

NAM's proxy voting policy is designed to provide reasonable assurance that proxies are voted in the Fund's best economic interest. NAM votes proxies for the Fund pursuant to the authority granted in the sub-advisory agreement between NAM and Forward Management, or as granted by written direction from Forward Management. The President of NAM is responsible for voting Fund proxies.

Record Retention Requirements. NAM maintains the following proxy voting records for a minimum of five years:

     A.   These proxy voting polices and procedures;
     B. Proxy statements received regarding portfolio securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable;
     C.   Records of proxy votes cast on behalf of the Fund;
     D. Records of Fund requests for proxy voting information, including a record of the information provided by NAM; and
     E. Documents prepared by NAM that were material to making the decision of how to vote.

Conflicts of Interest. If NAM encounters a material conflict in voting Fund proxies, NAM will seek to resolve the conflict before voting the proxy. Material conflicts of interest are defined as those conflicts that, in the opinion of the President of NAM, a reasonable investor would view as important in making a decision regarding how to vote a proxy.

NAM maintains a list, which its CCO regularly updates, of those business relationships between NAM and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest. In addition, all employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest.

Unless the Investment Advisor requests otherwise, NAM will take one of the following actions to ensure the proxy voting decision is based on the Fund's best interests and is not a result of the conflict.

     1.   Engage an independent party to determine how to vote the proxy;
     2. Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration. The completed report will be forwarded to the CCO, who will ensure the affected proxy is voted in accordance with such report;
     3.   Refer the proxy to the Fund's Advisor; or
     4. Disclose the conflict to the affected Fund and seek their consent to vote the proxy prior to casting the vote.

Disclosures to Clients. A Fund may request NAM to deliver this Proxy Voting Policy as well as a record of how NAM has voted that Fund's proxies. NAM will use the firm's Part II of Form ADV disclosure to:

     1.   Notify the Fund of how they may obtain a copy of this policy;
     2. Notify the Fund of how they may obtain a record of how their securities were voted; and
     3.   Summarize the firm's proxy voting policies.

Voting Guidelines. NAM strives to vote all proxies in the best economic interests of the Fund and in such a manner that will increase shareholder value. In evaluating a particular proxy proposal, NAM takes into consideration, among other items:

     1. NAM's determination of whether the proxy proposal will create dilution for shareholders;
     2.   NAM's determination of how the proxy proposal will impact the Fund;
     3. The period of time over which shares of the company are expected to be held in the Fund's portfolio;
     4.   The size of the position;
     5.   The costs involved in the proxy proposal; and
     6.   Management's assertions regarding the proxy proposal.

Proxy Proposals Regarding Business Operations Matters. NAM generally supports management's recommendations on proxy issues related to business operations matters (i.e., not related to compensation or control matters), since management's ability is a key factor NAM considers in selecting equity securities for the Fund's portfolio. NAM believes a company's management should generally have the latitude to make decisions related to the company's business operations. However, when NAM believes the company's management is acting in an inconsistent manner with the Fund's best interests NAM will vote against management's recommendations.

Proxy Proposals Creating Shareholder Dilution. NAM will generally vote against recommendations it determines will create dilution for shareholders.

Proxy Proposals Regarding Compensation Matters. NAM will generally vote against non-salary compensation plans (such as stock compensation plans, employee stock purchase plans and long-term incentive plans) unless, in NAM's opinion, such plans are structured to not create serious dilution to shareholders. NAM will analyze all other compensation plans on a case-by-case basis.

Proxy Proposals Regarding Control Matters. NAM will review proxy proposals regarding control matters (e.g., mergers and anti-takeover tactics) related to a company on a case-by-case basis. NAM generally opposes measures preventing shareholders form accepting an offer of a sale of a company.

Conestoga Capital Advisors, LLC

It is the policy of CCA to vote Fund proxies in the interest of maximizing shareholder value. To that end, CCA will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of shares of the Fund to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote. Any general or specific proxy voting guidelines provided by the Investment Advisor in writing will supersede this policy.

Procedures for Identification and Voting of Proxies. CCA's proxy voting procedures are designed to enable CCA to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value. CCA maintains a list of all clients for which it votes proxies either in hard copy or electronically, which is updated by the Proxy

Administrator. The Proxy Administrator attempts to assess any material conflicts between CCA's interests and those of the Fund with respect to proxy voting as described below under "Conflicts of Interest."

The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner. Where applicable, the Proxy Administrator votes proxies in accordance with the Fund's written instructions.

CCA is not required to vote every client proxy and such should not necessarily be construed as a violation of CCA's fiduciary obligations. CCA shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client's best interest. CCA may abstain from voting if it deems such abstinence in the Fund's best interests. The rationale for "abstain" votes will be documented and the documentation will be maintained in the permanent file. The Proxy Administrator is responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which CCA believes it may be in its clients' best interest for CCA not to vote a particular proxy. The Proxy Administrator shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by CCA.

If the Proxy Administrator detects a conflict of interest, the Proxy Administrator will, as soon as practicable, convene the Proxy Voting Committee (the "Committee"). The Proxy Administrator will identify for the Committee the issuer and proposal to be considered, the conflict of interest that has been detected, and the vote he believes is in the interest of shareholder value and the reasons why. The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.

Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether CCA will vote for or against the proposal. Members of the Committee are prohibited from abstaining for the Committee vote and are prohibited from recommending that CCA refrain from voting on the proposal, although "abstain" votes are permitted. The Secretary will record each member's vote and the rationale for his decision.

If all members of the Committee have voted in the same direction on the proposal, all of CCA's proxies for that proposal will be voted in such direction. If a unanimous decision cannot be reached by the Committee, CCA will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which CCA should vote on the proposal. The proxy voting service's or consultant's determination will be binding on CCA.

In the event that CCA votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires CCA to vote a certain way on an issue, while CCA deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Conflicts of Interest. Although CCA has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the potential for future conflicts of interest. Upon the detection of a material conflict of interest, the procedure described above under "Procedures for Identification and Voting of Proxies" will be followed.

CCA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Proxy Administrator of any material conflict that may impair CCA's ability to vote proxies in an objective manner. Upon such notification, the Proxy Administrator will notify the Chief Compliance of the conflict who will recommend an appropriate course of action.

The Proxy Administrator will, on an annual basis, report to the CCO all conflicts of interest that arise in connection with the performance of CCA's proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any).

Recordkeeping. CCA will maintain documentation of proxy statements received regarding Fund securities, Forward Management's requests to review proxy votes, and proxy voting records for a period of not less than five years, the first two years at its principal place of business.

Disclosure. CCA will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and
(ii) regulatory requirements.

Proxy Solicitation. As a matter of practice, it is CCA's policy to not reveal or disclose to any client how CCA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. CCA will never disclose such information to unrelated third parties.

The Proxy Administrator is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Proxy Administrator shall handle all responses to such solicitations.

Riverbridge Partners, LLC

It is the policy of Riverbridge to vote all proxies for the exclusive benefit of the Fund. In most, if not all cases, this will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations. Riverbridge will generally cast votes in the interest of maximizing plan assets over the long term for social and corporate responsibility issues.

Riverbridge seeks to fulfill its responsibilities to the Fund in connection with the analysis of proposals submitted by corporate management, and others, to shareholders for approval, and to properly execute and deliver proxy ballots in connection therewith. Unless otherwise specifically provided in the agreement between Forward Management and Riverbridge, Riverbridge will be responsible for evaluating and voting on all proposals.

Riverbridge will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, Riverbridge can generally be expected to vote against proposals approving classified boards of directors, blank check preferred stock, unequal voting rights plans, elimination of shareholder action by written consent, prohibitions of shareholder special meetings, granting stock options at less than fair market value, exchanging underwater stock options, and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, re-incorporation or re-organization proposals and acceleration of options vesting upon change of control. In such situations and those of similar import to shareholders, the investment team of Riverbridge will be responsible for making the decision on how securities will be voted.

Fund securities that are not held in our model portfolios will be voted on a best effort basis, based on the knowledge and experience of the investment team.

Conflicts of Interest. In the rare case that Riverbridge may face a conflict of interest, Riverbridge will vote solely in the interest of maximizing plan assets over the long term. If a conflict occurs, Riverbridge will record the security involved, the basis for the conflict and the proxy votes as they relate to the security.

If the investment team does not vote unanimously on a proxy vote with a material conflict of interest, Riverbridge will use an independent third party to recommend how the proxy involving the conflict should be voted.

Recordkeeping. Copies of a representative proxy showing how the issues were voted will be kept on file at Riverbridge for not less than five years, the first two years at its principal place of business.

Fund's Proxy Voting Record

Effective August 31, 2005, information on how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2005 will be available (1) without charge, upon request, by calling 1-800-999-6809, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Administrative Services and Transfer Agent. PFPC Inc. (hereinafter "PFPC, " "Administrator" and "Transfer Agent"), whose principal business address is 4400 Computer Drive, Westborough, Massachusetts 01581, acts as the Company's administrator and transfer agent. As Administrator, PFPC performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as Administrator, the Funds pay PFPC a monthly fee based on the average net assets of each Fund. PFPC receives an annual fee of 0.12% up to and including the first $200 million in assets, 0.10% for the next $200 million in assets, 0.08% for the next $600 million in assets and 0.07% for all assets over $1 billion. The Administration Agreement between the Funds and PFPC has an initial term of three years and will renew automatically for successive one-year terms. Pursuant to a Transfer Agency and Services Agreement, PFPC also acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has an initial term of two years and automatically renews for successive one-year terms. PFPC is a majority-owned subsidiary of PNC Financial Services Group, Inc. Shareholder inquiries may be directed to PFPC at P.O. Box 9820, Providence, Rhode Island 02940-9820.

Other Service Providers

Each Fund pays all expenses not assumed by the Investment Advisor, the Sub-Advisors or the Administrator. Expenses paid by the Fund include, but are not limited to: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; Rule 12b-1 fees and shareholder service expenses pursuant to a Shareholder Service Plan and Distribution Plan; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Company; association dues; and costs of stationery and forms prepared exclusively for the Funds. The Fund may also compensate the Investment Advisor for the services and expenses of officers or employees of the Investment Advisor who serve as Chief Compliance Officer or in other compliance capacities for the Fund.

Shareholder Distribution and Service Plans

Distribution Plan. The Funds have adopted the Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Class A shares ("Distribution Plan"). The purpose of the Distribution Plan is to permit the Funds to compensate the Distributor, banks, brokers, dealers, administrators and other financial intermediaries for services provided and expenses incurred in promoting the sale of Class A shares of the Fund or maintaining or improving services provided to Class A shareholders. By promoting the sale of shares and maintaining or improving services to shareholders, the Distribution Plan should help provide a continuous cash flow, affording the Investment Advisor and Sub-Advisors the ability to purchase and redeem securities without forcing the Investment Advisor and Sub-Advisors to make unwanted sales of existing portfolio securities.

The Fund pays the fees under the Distribution Plan on a monthly basis at an annual rate not to exceed 0.35% of the Fund's average net assets attributable to Class A shares. Expenses acceptable for payment under the Distribution Plan include but are not limited to compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the Class A shares of the Fund, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor's expenses attributable to the Class A shares related to implementing and operating the Distribution Plan, providing information periodically to existing shareholders, forwarding communications from the Company to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the National Association of Securities Dealers, Inc., providing administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services in connection with shareholder accounts. The Funds' Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses. Because these fees are paid out of the Fund's assets attributable to the Class A shares on an ongoing basis, over time these fees will increase the cost of your investment in Class A shares and may cost you more than paying other types of sales charges.

Administration of the Distribution Plan is governed by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made. Continuance of the Plan is subject to annual approval by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Funds and who have no direct or indirect interest in the Plan or related arrangements (these Directors are known as "Disinterested Directors"), cast in person at a meeting called for that purpose based on a finding that continuation of the Distribution Plan is likely to benefit shareholders. All material amendments to the Plan must be likewise approved by separate votes of the Directors and the Disinterested Directors. The Plan may not be amended in order to increase materially the costs which the Fund bears for distribution pursuant to the Distribution Plan without also being approved by a majority of the outstanding Class A shares of the voting securities of a Fund. Any agreement pursuant to the Distribution Plan terminates automatically in the event of its assignment, and the Distribution Plan and any agreement pursuant to the Plan may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding Class A shares of the Fund, or (ii) the Disinterested Directors.

With respect to shareholder accounts not represented by a financial intermediary, the Distributor pays service fees and asset-based sales charges, to the extent applicable, generated by those accounts under the Plan to either the Investment Advisor or certain officers of the Investment Advisor who are also registered representatives of the Distributor. In certain instances, these fees are paid to officers of the Investment Advisor where there is a customer relationship and account maintenance and other customer services are provided. The remaining fees are paid to the Investment Advisor to recoup marketing expenses incurred by the Investment Advisor on behalf of the Funds. For administrative reasons, the Distributor may enter into agreements with certain dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the dealer's customers on an established day in each quarter. The Distributor may suspend or modify these payments at any time. Payments are subject to the continuation of the Plan described above and the terms of service agreements between dealers and the Distributor.

The Forward Funds participate from time to time in joint distribution activities. Fees paid under the Plan may be used to finance the distribution of one or more of the Forward Funds, and the expenses will be allocated on the relative net asset size of the Funds. Payments may be made under the Distribution Plan without regard to actual distribution expenses incurred by any recipient.

The Forward Legato Fund first began operations in 2005. Accordingly, no amounts were paid under the Distribution Plan with respect to the Class A shares of the Fund for the fiscal year ended December 31, 2004.

Shareholder Services Plan. The Fund has a Shareholder Services Plan, which is separate from the Distribution Plan described above, currently in effect with respect to the Class A and Institutional Class shares of the Fund (the "Shareholder Services Plan"). The Company intends to operate the Shareholder Services Plan in accordance with its terms. Under the Shareholder Services Plan, the Fund is authorized to pay to banks, brokers, dealers, administrators and other financial intermediaries or third party service providers a payment each month in connection with services provided to Class A and Institutional Class shareholders of the Fund in amounts not to exceed 0.10% of the average daily net asset value of such shares.

Under the Shareholder Services Plan, ongoing payments may be made to participating organizations for services including, but not limited to, providing information periodically to existing shareholders, forwarding communications from the Company to shareholders, responding to inquiries from shareholders regarding their investment in the Fund, providing other services qualifying under applicable rules of the National Association of Securities Dealers, Inc., providing administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services provided in connection with shareholder accounts.

In the event the Shareholder Services Plan is terminated with respect to the Fund or Class of shares thereof in accordance with its terms, the obligations of the Fund to make payments pursuant to the Shareholder Services Plan with respect to the applicable Class of shares will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Payments may be made under the Shareholder Services Plan without regard to actual shareholder servicing expenses incurred by a recipient.

The Shareholder Services Plan has been approved by the Company's Board of Directors, including all of the Directors who are not interested persons of the Company, as defined in the 1940 Act. The Shareholder Services Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan. The Shareholder Services Plan may be terminated as to a Class of shares at any time, without any penalty, by such Directors or by a vote of a majority of the respective Class of shares outstanding shares on 60 days' written notice.

Any change in the Shareholder Services Plan of the Funds that would amend the plan or materially increase the expenses paid by the Funds requires approval by the Board of Directors of the Funds, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements related to it, by a vote cast in-person.

Amounts paid under the Shareholder Services Plan are reported to the Board of Directors at least quarterly, and the Board is furnished with such other information as may reasonably be requested in connection with the payments made under the Shareholder Services Plan in order to enable the Board to make an informed determination of whether the Shareholder Services Plan should be continued.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fund is a fundamental policy and may not be changed without a vote of the holders of a majority of the outstanding shares of the Fund. Non-fundamental policies of the Fund may be changed by the Company's Directors without a vote of the holders of a majority of outstanding shares of the Fund. There can be no assurance that the investment objective of the Fund will be achieved.

Investment Policies

The Fund invests primarily in the equity securities (common, preferred and convertible securities) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its assets in the common stock of companies with market capitalization no larger than $3.0 billion at the time of initial purchase. The Forward Legato Fund may also invest up to 20% of its assets in foreign investments. The Fund will not invest more than 5% of its net assets in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its assets. This policy may be changed without shareholder approval.

The Fund uses a "multi-manager" strategy. Forward Management allocates portions of the Fund's assets to several investment managers, called "sub-advisors," who then manage their respective portions of the assets under the general supervision of Forward Management. Forward Management uses rigorous criteria to select sub-advisors with proven track records to manage a portion of the Fund's assets. In choosing the sub-advisors and their allocations, Forward Management considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the sub-advisors' performance in various market conditions. By combining the strengths of different sub-advisors, the Fund seeks to bring together a variety of stock selection processes and methodologies to achieve its investment objective. There is no guarantee that the Fund will achieve its objective.

In addition to selecting the sub-advisors and allocating the Fund's assets among them, Forward Management is responsible for monitoring and coordinating the overall management of the Fund. Forward Management reviews the Fund's portfolio holdings, evaluates the on-going performance of the sub-advisors and monitors concentration in a particular security or industry.

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that the Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in paragraph (1) below, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights. As a matter of fundamental policy, the Fund may not:

(1) invest 25% or more of the total value of its assets in a particular industry;

(2) issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or borrow money, except that a Fund may borrow up to 15% of its total assets from banks for temporary or emergency purposes;

(3) purchase or sell commodities or commodity contracts, except that each Fund may engage in futures and other transactions as described in the Prospectus or Statement of Additional Information;

(4) make loans, except that each Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed-time deposits) in accordance with its investment objective and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in the Prospectus;

(5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter;

(6) purchase real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein); or

(7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

                   ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

Additional information concerning investment techniques and risks associated with the Fund's investments is set forth below. From time to time, the Fund may purchase these securities or enter into these strategies to an extent that is more than incidental.

Multi-Manager Risk

As the Fund utilizes multiple Sub-Advisors who make their trading decisions independently, it is possible that one or more of the Sub-Advisors may, at any time, take positions that may be opposite of positions taken by other Sub-Advisors. It is also possible that the Sub-Advisors may be competing with each other for similar positions at the same time. In such cases, a Fund will incur brokerage and other expenses, without accomplishing any net investment results.

Equity Securities

The Fund invests primarily in equity securities. Equity securities consist of exchange-traded, over-the-counter ("OTC") and unlisted common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, limited partnership interests and equity participations. The prices of the Fund's equity investments will change in response to stock market movements.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

The Fund may engage in credit spread trades and invest in floating rate debt instruments ("floaters"). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against a rise in interest rates, although a Fund will participate in any declines in interest rates as well.

The Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and a Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. Each Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

Mortgage-Related and Other Asset-Backed Securities

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association or "GNMA"); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association or "FNMA" or the Federal Home Loan Mortgage Corporation or "FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

The Fund may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Advisors to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loan which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC or the FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by each Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repurchase Agreements and Dollar Roll Arrangements" below), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. A Fund will not invest more than 5% of its net assets in any combination of IO, PO or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors.

U.S. Government Obligations

Obligations of certain agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

Convertible Securities

The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund's ability to achieve its investment objective.

Securities Issued by Other Investment Companies

The Fund may invest up to 10% of its total assets in shares of other investment companies including exchange traded funds. The Fund will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.

Repurchase Agreements

Securities held by the Fund may be subject to repurchase agreements. In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed- upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect the Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, the Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to the Fund in connection with bankruptcy proceedings), it is the current policy of the Fund to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Fund's Sub-advisor.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Fund may borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund's Sub-advisor. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Dividend Rolls

The Fund may perform "dividend rolls." A dividend roll is an arrangement in which the Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate "dividends-received deduction."

Derivative Instruments

The Fund may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund will maintain a segregated account consisting of assets determined to be liquid by its Sub-Advisor in accordance with procedures established by the Board of Directors (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to avoid leveraging the portfolio of the Fund.

The Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors. If a Sub-Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.

Swap Agreements. The Fund may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Sub-Advisors in accordance with procedures established by the Board of Directors, to limit any potential leveraging of the Fund's portfolio.

Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Advisor or Sub-advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code"), may limit a Fund's ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options on Securities, Securities Indices and Futures

The Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter. An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value.

One purpose of purchasing call options is to protect against substantial increases in prices of securities. The Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a fund is "covered" if the fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if the Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Investment Advisor or Sub-Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases their gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

The Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, the Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the Fund, as well as the cover for options written by the Fund, are considered not readily marketable and are subject to the Company's limitation on investments in securities that are not readily marketable.

The Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by the Fund for hedging purposes also depends upon the Investment Advisor's or Sub-Advisors' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate, stock index and foreign currency futures contracts and options thereon. There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Pursuant to claims filed with the CFTC and/or the National Futures Association on behalf of the Fund and the Investment Advisor, the Fund and the Investment Advisor are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

The Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by the Sub-Advisors, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Fund also may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

Illiquid Securities

The Fund may invest in illiquid or restricted securities if the Investment Advisor or Sub-Advisor believes that they present an attractive investment opportunity. The Funds may not invest more than 15% of its net assets in illiquid securities as measured at the time of investment. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which the Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when a Sub-Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and certain commercial paper that a Sub-Advisor has determined to be liquid under procedures approved by the Board of Directors).

The Fund's investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Short Sales

The Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale (other than a short sale "against the box"), it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Fund's Investment Advisor or Sub-Advisor in accordance with procedures established by the Board of Directors.

A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Lending of Portfolio Securities

In order to generate additional income, the Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The lending Fund must receive 102% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Borrowing

The Fund may borrow up to 15% of the value of its total assets from banks for temporary or emergency purposes. Under the 1940 Act, the Fund are required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. The Fund may not engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities." The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade (rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Service ("S&P")) are described as "speculative" both by Moody's and S&P. Rating agencies may periodically change the rating assigned to a particular security. While each Sub-Advisor will take into account such changes in deciding whether to hold or sell a security, a Sub-Advisor is not required to sell a security that is downgraded to any particular rating.

Debt Securities

The Fund may invest in debt securities that are rated between BBB and as low as CCC by S&P and between Baa and as low as Caa by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Advisor or Sub-advisor. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset values.

Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated C by Moody's are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Funds to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objectives may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interests rate, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses seeking recovery.

Privatizations

The Fund may invest in privatizations. The Fund believes that foreign government programs of selling interests in government-owned or controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Depositary Receipts

The Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Loan Participations and Assignments

The Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, the Fund's investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on the Fund's investments in loan participations and assignments with limited marketability. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, the Fund's rights against the borrower may be more limited than those held by the original lender.

Investment in Foreign and Developing Markets

The Forward Legato Fund and may purchase securities in any foreign country, developed or developing. Potential investors in the Forward Legato Fund should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the United States, but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries, inflation has accelerated rapidly at times to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse effect on the Funds' non-dollar denominated securities.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

The Fund attempts to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from its investment or anticipated investment in securities denominated in foreign currencies. The Fund may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Funds will segregate assets determined to be liquid by its Sub-advisor, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Fund may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

Certificates of Deposit and Time Deposits

The Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

ReFlow Fund LLC

The Fund may participate in ReFlow Fund LLC ("ReFlow"), a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. The Fund will waive its redemption fee with respect its redemptions by ReFlow.

ReFlow and its managing member, ReFlow Management, LLC, are under common control with Forward Management, the investment advisor to the Fund. In light of this, the Board of Directors has adopted certain procedures to govern the Fund's participation in ReFlow. Among other things, the procedures require that all decisions with respect to whether to participate in a particular auction or the terms bid in an auction will be made solely by the relevant portfolio management personnel of the Sub-Advisors. In addition, ReFlow Management may not provide any information to Forward Management or the Sub-Advisors with respect to the ReFlow auctions that differs in kind from that provided to any other participating funds in ReFlow. The Board will receive quarterly reports regarding the Fund's usage of the program, and shall determine annually whether continued participation in the program is in the best interests of the Funds and their shareholders.

Small Companies

While small companies may present greater opportunities for capital appreciation, they may also involve greater risks than larger, more mature issuers. The securities of small market capitalization companies may be more sensitive to market changes than the securities of large companies. In addition, smaller companies may have limited product lines, markets or financial resources and they may be dependent on one person management. Further, their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of the securities of such small companies may fluctuate to a greater degree than the prices of the securities of other issuers.

Portfolio Turnover

The annual portfolio turnover rate for the Forward Legato Fund is expected to be less than 200% under normal market conditions. A turnover rate in excess of 100% is likely to result in the Fund bearing higher costs. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatments.

                             PORTFOLIO TRANSACTIONS

The Investment Advisor and Sub-Advisors are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Fund. In all purchases and sales of securities for the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and/or Sub-Advisory Agreements, each Advisor determines which brokers are eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Sub-Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, each Sub-Advisor will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities and other factors such as the firm's ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Fund and/or the Investment Advisor, and provide other services in addition to execution services. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD") and the Forward Funds' Policies and Procedures Prohibiting the Use of Brokerage Commissions to Finance Distribution.

While it will be the Company's general policy to seek to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Fund, a Sub-Advisor may also give weight to the ability of a broker to furnish brokerage and research services to the Fund or the Sub-advisor. In negotiating commissions with a broker, a Sub-Advisor may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Sub-Advisor to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Fund or assist a Sub-Advisor in carrying out its responsibilities to the Fund or its other clients.


Purchases of the Fund's Portfolio Securities also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.


Some securities considered for investment by the Fund may also be appropriate for other clients served by one of the Fund's Sub-Advisors. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by a Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Sub-Advisor's other clients in a manner deemed fair and reasonable by the Sub-advisor. There is no specified formula for allocating such transactions.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered based on the net asset value next computed following receipt of the order by the dealer and/or by the Company's Distributor or Transfer Agent. The Fund may authorize one or more brokers to receive, on their behalf, purchase and redemption orders and such brokers are authorized to designate other intermediaries as approved by the Fund to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if approved by the Fund, a broker's authorized designee, receives the order. The Distributor, at its expense, may provide additional promotional incentives to dealers in connection with the sales of shares and other funds managed by the Investment Advisor. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.

The maximum sales load on the purchase of Class A shares of the Fund is 4.75% of the offering price. The offering price is the net asset value per share plus the front-end sales load, and is calculated as follows:

                          SALES CHARGE AS A PERCENTAGE OF:        DEALER'S
     DOLLAR AMOUNT        --------------------------------   CONCESSION (AS A %
       INVESTED               OFFERING PRICE   N.A.V.        OF OFFERING PRICE)
-----------------------       --------------   ------        ------------------
Less Than $50,000                  4.75%        4.99%               4.25%
$50,000 to $249,999.99             3.75         3.90                3.25
$250,000 to $499,999.99            2.75         2.83                2.50
$500,000 to $999,999.99            2.25         2.30                2.00
$1,000,000 & Above                 0.00         0.00                0.50

Reduced Sales Charge Plans

Class A shares of the Fund may be purchased at a reduced sales charge to certain investors listed below. The shareholders' purchases in Class A shares of the Fund may be aggregated in order to qualify for reduced sales charges. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares of the Funds that you own, calculated at their historical cost and/or offering price.

1. Reach "Break Points" -- Increase the initial Class A investment amount to reach a higher discount level, as listed above.

2. Right of Accumulation -- An investor's purchase of additional Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares already owned to calculate the sales charge break point for your next purchase ("Right of Accumulation"). The applicable shares charge is based on the total of:

     i.   The investor's current purchase;

     ii. The net asset value (valued at the close of business on the previous day of (a) all Class A shares of the Fund held by the investor, and
          (b) all Class A shares of any other series fund of the Forward Funds which may be introduced and held by the investor); and

     iii. The net asset value of all shares described in section (ii) above owned by another shareholder eligible to combine their purchase with that of the investor into a single "purchase" (See "Combined Purchase Privilege" below).

3. Sign a Letter of Intent -- Investors may purchase shares of the Fund at a reduced sales charge by means of a written Letter of Intent (a "Letter"), which expresses the investor's intention to invest a minimum of $50,000 within a period of 13 months. Upon the Fund's receipt of the signed Letter, the shareholder will receive a discount equal to the dollar level specified in the Letter. If, however, the purchase level specified by the shareholder's Letter has not been reached at the conclusion of the 13-month period, each purchase will be deemed made at the sales charge appropriate for the actual purchase amount.

Each purchase of shares under a Letter will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in such Letter. At the investor's option, a Letter may include purchases of shares made not more than ninety days prior to the date the investor signed the Letter; however, the 13-month period during which the Letter is in effect will then begin on the date of the earliest purchase to be included. Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the Combined Purchase Privilege (see above) may purchase shares under a single Letter. The Letter is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter is 20% of such stated amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrow accounts will be involuntarily redeemed to pay the additional sales charge, if necessary.

To the extent that an investor purchases more than the dollar amount indicated in the Letter and qualifies for a further reduction in the sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, the sales charge adjustment will be used to purchase additional shares of the Fund at the then-current offering price applicable to the actual amount of the aggregate purchases. No sales charge adjustment will be made until the investor's dealer returns any excess commissions previously received. Dividends and distributions on shares held in escrow, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. The escrow will be released when the full amount indicated has been purchased. Investors making initial purchases who wish to enter into a Letter may complete the appropriate section of the Subscription Application Form. Current shareholders may call the Fund's Distributor at 1-800-999-6809 to receive the appropriate form.


4. Combined Purchase Privilege -- Combine the following investor accounts into one "purchase" or "holding" to qualify for a reduced sales charge:

          i. An individual or "company," as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

          ii. An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;

          iii. A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

          iv. A single purchase for the employee benefit plans of a single employer.

     The Fund's Transfer Agent, PFPC Inc., must be advised of the related accounts at the time the purchase is made. (See more information below.)

5. Purchases At Net Asset Value -- The Fund may waive the imposition of sales charges on investor purchases of Class A shares of the Fund under certain circumstances and conditions, including without limitation, shares purchased by advisory accounts managed by SEC-registered investment advisors or bank trust departments, employees and other affiliated persons of the Fund or a service provider to the Fund for their own accounts, and under such other conditions and circumstances where, in the Fund's opinion, such a waiver would serve to benefit the Fund and their shareholders.

6. On purchases of $1,000,000 or more, the investor will acquire Class A shares at net asset value without any sales charge imposition. The Distributor, however, may pay a selling broker/dealer up to 0.50% of the offering price from its own assets.

To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a broker-dealer, when each such purchase is made the investor or dealer must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount, such as account numbers or tax identification numbers for Forward Funds accounts eligible for aggregation. You must identify and provide information to Forward Funds or your financial intermediary, as applicable, regarding shares of Forward Funds held in all of your accounts (e.g., IRA, non-retirement, 529 plan, etc.) and the accounts of immediate family members (including siblings and parents-in-law) at Forward Funds or any other financial intermediary. Stated differently, you must identify to your registered representative the complete universe of eligible shareholder accounts in order to receive the maximum break point discount possible.


Reinstatement Privilege - An investor who has sold shares of the Fund may reinvest the proceeds of such sale in shares of the Fund within 120 days of the sale, and any such reinvestment will be made at the Fund's then-current net asset value, so that no sales charge will be levied. Investors should call the Fund for additional information.

By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of the Fund, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the Fund, some or all of the loss may be disallowed as a deduction. Please contact your tax advisor for more information concerning tax treatment of such transactions.

Other Purchase Information

The underwriter's commission (paid to the Distributor) is the sales charge shown in the Prospectus, less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Fund's broker-dealer network. The dealer concession is the same for all dealers, except that the Distributor retains the entire sales charge on any retail sales made by it. The Distributor may from time to time allow broker-dealers selling shares of the Fund to retain 100% of the sales charge. In such cases, the broker-dealer may be deemed an "underwriter" under the Securities Act of 1933, as amended.

Telephone Redemption and Exchange Privileges. As discussed in the Fund's Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts (only the telephone exchange privilege is available for retirement accounts). The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1. Telephone redemption and/or exchange instructions received in good order before the pricing of the Fund on any day on which the NYSE is open for business (a "Business Day"), but not later than 4:00 p.m., Eastern time, will be processed at that day's closing net asset value. There generally is no fee for an exchange; however, there will be a 2.00% redemption fee on shares exchanged within 180 days of purchase. If you choose to receive the proceeds from your redemption via wire transfer, there is an $8.00 charge.

2. Telephone redemptions and/or exchange instructions should be made by dialing 1-800-999-6809.

3. The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

4. Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent: (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the application. This address cannot reflect any change within the previous thirty (30) days. (b) Certain account information will need to be provided for verification purposes before the redemption will be executed. (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record) that can be processed within a 30-day period. (d) The maximum amount which can be liquidated and sent to the address of record or a predetermined bank account at any one time is $50,000. (e) The minimum amount which can be liquidated and sent to the address of record or a predetermined bank account is $5,000.

A Fund may, at its discretion, permit an investor to purchase shares of a Fund through the contribution of other securities owned by the investor. Any securities contributed in-kind in this manner (i) must meet the investment objective, policies and limitations of the Fund, (ii) must have a readily ascertainable market value, (iii) must be liquid, and (iv) must not be subject to restrictions on resale. The Fund has unlimited discretion to accept or reject any securities submitted for in-kind contribution. Fund shares purchased through a contribution of securities in-kind generally may not be redeemed or exchanged until the transfer has settled - normally within three business days following the date of the contribution. The basis of the contribution will depend on the net asset value of the shares purchased and securities contributed. Securities accepted by a Fund will be valued in the same manner as the Fund values its portfolio securities. Any interest earned on the securities following delivery to the Fund and prior to the contribution will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

Matters Affecting Redemptions. Payments to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form (payments by wire will generally be transmitted on the next Business
Day), except that the Company may suspend the right of redemption or postpone the date of payment as to the Funds during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 Business Days.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Fund liquidates portfolio securities to meet redemptions, the Fund reserves the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.

In accordance with its 18f-1 election filed with the SEC, the Company intends to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Company reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee.

The Company has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of the Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Company generally may satisfy a redemption request from an affiliated person in-kind, provided that:
(1) the redemption-in-kind is effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; (3) the redemption-in-kind is consistent with the Fund's prospectus and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days' written notice, to redeem, at net asset value, the shares of any Shareholder whose account has a value of less than $100 in a Fund, other than as a result of a decline in the net asset value per Share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the Shareholder that the value of the shares in the account is less than the minimum amount and will allow the Shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. This policy will not be implemented where the Company has previously waived the minimum investment requirements and involuntary redemptions will not result from fluctuations in the value of the shareholder's shares.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares within 180 days after the purchase date. This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and it will be paid directly to the Fund. The redemption fee may not apply in certain circumstances, including the death or disability of a shareholder.

The value of shares on redemption or repurchase may be more or less than the investor's investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Contingent Deferred Sales Charge

For Class A shares of the Fund that were purchased without paying a sales charge as part of a $1 million investment, a contingent deferred sales charge ("CDSC") of 0.50% will apply to redemptions made within eighteen months of purchase. The CDSC is based on the original net asset value at the time of investment or the net asset value at the time of redemption, whichever is lower.

The holding period for Class A shares of a Fund acquired through an exchange will be calculated from the date that the initial purchase of Class A shares was made. The applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

..    Name;
..    Date of birth (for individuals);
..    Residential or business street address (although post office boxes are still permitted for mailing); and
..    Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

                          DETERMINATION OF SHARE PRICE

The net asset value and offering price of the Fund's shares will be determined once daily as of the close of trading on the NYSE (normally 4:00 p.m., Eastern
Time) during each day on which the NYSE is open for trading, and any other day except days on which there are insufficient changes in the value of the Fund's portfolio securities to affect the Fund's net asset value or days on which no shares are tendered for redemption and no order to purchase any shares is received. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When you sell shares, you receive the NAV per share minus any applicable CDSC or redemption fee.

Debt securities (including convertible debt) that are credit impaired or that have more than 60 days remaining until maturity for which market quotations are readily available will have a Market Value of the average of the latest bid and ask price. Debt securities that are not credit impaired and that have 60 days or less remaining until maturity are valued at amortized cost.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price or a market's official closing price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined in good faith through the consideration of other factors in accordance with policies and procedures established by, and under the general supervision of, the Board of Directors. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith in accordance with procedures established by, and under the general supervision of, the Board of Directors. Those policies and procedures are intended to result in a calculation of the fund's net asset value that fairly reflects security values at the time of pricing. However, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. Puts, calls and futures contracts purchased and held by the Funds are valued at the close of the securities or commodities exchanges on which they are traded. Futures contracts will be valued with reference to established futures exchanges. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity. Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing exchange rates as provided by a pricing service. Forward currency exchange contracts will have a market value determined by using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates generally be obtained at 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. As available and as provided by a pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at the close of the New York Stock Exchange, normally 4:00 p.m. Eastern Time. The Fund generally values its holdings through the use of independent pricing agents, except for securities which are valued under the direction of the Board of Directors or which are valued by the Investment Advisor and/or Sub-Advisors using procedures approved by the Board of Directors.

The net asset value per share of the Funds will fluctuate as the value of the Fund's investments change. Net asset value per share for each of the Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund by the number of its outstanding shares. The net asset value of different classes of shares of the same Fund will differ due to differing class expenses.


Orders received by dealers prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE provided the order is received by the Transfer Agent prior to its close of business that same day (normally 4:00 p.m., Eastern time). It is the responsibility of the dealer to insure that all orders are transmitted in a timely manner to the Fund. Orders received by dealers after the close of trading on the NYSE will be confirmed at the next computed offering price as described in the Fund's Prospectus.

                       SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended ("1934 Act"), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five Business Days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

Certificates representing shares of the Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each Shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

All Shareholders will receive a confirmation of each new transaction in their accounts. Certificates representing shares of the company will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans. For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Company. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of the Company under a custodianship with another bank or trust company must make individual arrangements with such an institution.

Individual Retirement Accounts. Investors having earned income are eligible to purchase shares of the Fund under an individual retirement account ("IRA") pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans ("SEP IRA"), which employers may establish on behalf of their employees are also available. Full details on the IRA and SEP IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Company. An IRA funded by shares of the Fund may also be used by employers who have adopted a SEP IRA.

Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

                                  DISTRIBUTIONS

Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the Fund at the then current net asset value, with no sales charge. Alternatively, a Shareholder can elect at any time to receive dividends and/or capital gain distributions in cash.

In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the Shareholder's agent to receive the investor's dividends and distributions upon all shares registered in the investor's name and to reinvest them in full and fractional shares of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A Shareholder may still at any time after a purchase of shares of the Fund request that dividends and/or capital gain distributions be paid to the investor in cash.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its Shareholders. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and Shareholders are advised to consult their own tax advisors with respect to the particular consequences to them of an investment in the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Qualification as a Regulated Investment Company. The Fund intends to qualify as a regulated investment company under the Code. To so qualify, the Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses.

The status of the Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the taxable year is distributed. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate-dividends received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions. Dividends of investment company taxable income (including net short-term capital gains) are taxable to Shareholders as ordinary income, whether received in cash or reinvested in Fund shares. The Fund's distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) designated by the Fund as capital gain dividends are taxable to Shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time the Fund's shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Funds' investment company taxable income or net capital gains may be characterized as a return of capital to Shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Funds and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless may be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the Shareholder.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."

Sale or Other Disposition of Shares. Upon the redemption or exchange of shares, a Shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the Shareholder's hands; a gain will generally be taxed as long-term capital gain if the Shareholder's holding period is more than one year. A gain from disposition of shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of Fund shares held by the Shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and
(3) the Shareholder subsequently acquires shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of shares.

Backup Withholding. With respect to U.S. Citizens and resident aliens, the Fund generally will be required to withhold federal income tax at a rate of 28% (in
2005) ("backup withholding") from dividends paid, capital gain distributions and redemption proceeds to a Shareholder if (1) the Shareholder fails to furnish the Funds with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Funds may require, (2) the IRS notifies the Shareholder or the Funds that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's Federal income tax liability.


Foreign Shareholders. Taxation of a Shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the applicable Fund is "effectively connected" with a U.S. trade or business carried on by such Shareholder. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign Shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or, if applicable, a lower treaty rate) upon the gross amount of the dividend. The foreign Shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.


If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign Shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Foreign noncorporate Shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such Shareholders furnish the Fund with proper certification of their foreign status.

With respect to taxable years of Fund beginning after December 31, 2004, certain "interest-related dividends" and "short-term capital gain dividends" that the Fund designates as such are not subject to the 30% withholding tax on US-source income that is not effectively connected with a US trade or business that would otherwise apply to dividends paid to shareholders who are not treated as "US persons" for US federal income tax purposes. "Interest-related dividends" are dividends that the Fund derives from certain types of interest income. "Short-term capital gain dividends" are dividends derived from the Fund's net short-term capital gain. Various limitations apply to both "interest-related dividends" and "short-term capital gain dividends". Affected Shareholders should consult their tax advisors for additional information.

Estate and Gift Taxes. Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. Federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent's property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

The tax consequences to a foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Market Discount. Some debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules. The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. The Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. The Fund's status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options and forward contracts.

Certain transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Dividend Rolls. The Fund may perform "dividend rolls." A dividend roll is an arrangement in which the Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate "dividends-received deduction." If so, the Fund's distributions of investment company taxable income may in turn be eligible for the corporate dividends-received deduction (pursuant to which corporate shareholders of the Fund may exclude from income up to 70% of the portion of such qualifying distributions) to the extent attributable to its dividend income from U.S. corporations (including its income from dividend roll transactions if the applicable requirements are met). The Fund then sells the stock after the dividend is paid. This usually results in a short term capital loss. Dividend roll transactions are subject to less favorable tax treatment if the sale of the stock is prearranged or where there is otherwise no risk of loss during the holding period. Under those circumstances, the dividend would not qualify for the dividends-received deduction.

Constructive Sales. Under certain circumstances, the Fund may recognize a gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions that are closed before the end of the 30th day after the close of the taxable year and where the Fund holds the appreciated financial position throughout the 60-day period beginning on the date the transaction is closed, if certain other conditions are met.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations and if the Fund qualifies to be taxed as a RIC that year, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes in computing his taxable income and may either deduct his or her pro rata share of the foreign taxes or use it (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and for individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.

Currency Fluctuation - Section 988 Gains and Losses. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues receivables or expenses denominated in a foreign currency and the time the Fund actually collects such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its Shareholders as ordinary income.

Passive Foreign Investment Companies. The Fund may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends and gain from the sale of securities). If the Fund receives an "excess distribution" with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions.

Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

Other Investment Companies. It is possible that by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Fund may limit the extent to which the Fund will be able to invest in other investment companies.

Real Estate Investment Fund Investments. The Fund may invest in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Although the Investment Advisor does not intend to invest Fund assets in REITs that hold primarily residual interests in REMICs, under applicable Treasury regulations, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") may be subject to federal income tax. Excess inclusion income of the Fund may be allocated to shareholders of the Fund in proportion to the dividends received by the shareholders, with the same tax consequences as if the shareholder held the REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts or other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of Fund shares, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Investment Advisor has not historically invested in mortgage REITs or vehicles that primarily hold residual interest in REMICS and does not intend to do so in the future.

Personal Holding Company. Based upon its current shareholders, it appears that the Fund will be considered to be a personal holding company (a "PHC") under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income ("UPHCI") at 15%. UPHCI is computed by making certain adjustments to taxable income, including a deduction for certain distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. Each of the Funds intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

Other Tax Matters. The Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code's original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, the Fund must distribute substantially all of its income to shareholders. Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the Fund's ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Liquidation of Funds. The Board of Directors of the Company may determine to close and liquidate the Fund at any time, which may have adverse tax consequences to shareholders. In the event of a liquidation, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

                         CALCULATION OF PERFORMANCE DATA

The Fund may from time to time include "total return" in advertisements or reports to shareholders or prospective investors. From time to time, performance information for the Fund showing its average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance.

Investors may also judge the performance of the Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services, which indices may be published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Fund that appears in such publications may be included in advertisements, in sales literature and in reports to Shareholders.

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Any fees charged with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations; such fees (e.g. account transaction fees), if charged, will reduce the actual performance from that quoted.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1-, 5- and 10-years (up to the life of the Funds), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)/n/ = ERV

Where:   P=     a hypothetical initial payment of $1,000,
         T=     the average annual total return,
         n=     the number of years, and
         ERV=   the ending redeemable value of a hypothetical
                $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for 1-, 5- and 10-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average annual total return (before taxes) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

When the Fund advertises an "average annual total return - after taxes on distributions" for a class of shares, it computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                             P(1 + T)/n/ = ATV//D//

Where:          P=   a hypothetical initial payment of $1, 000,
                T=   average annual total return (after taxes on distributions),
                n=   number of years, and
         ATV//D//=   the ending value of a hypothetical $1,000
                     payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return-after taxes on distributions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes).

When the Fund advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares, it computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                              P(1+T)/n/ = ATV//DR//

Where:           P=   a hypothetical initial payment of $1,000,
                 T=   average annual total return (after taxes on
                      distributions and redemption),
                 n=   number of years, and
         ATV//DR//=   the ending value of a hypothetical $1,000
                      payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total returns-after taxes on distributions and redemptions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g. short-term or long-term).

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per Share on the last day of the period, according to the following formula:

                              a-b
                           2[(---+1)/6/-1]
                               cd

Where:   a=   dividends and interest earned during the period,
         b=   expenses accrued for the period (net of reimbursements),
         c=   the average daily number of shares outstanding during the period that were entitled to receive dividends, and
         d=   the maximum offering price per share on the last day of the period.

Total returns are based on past results and do not predict future performance.

Performance Comparisons. In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its shares with that of other mutual funds as listed in the rankings prepared by Lipper, Inc., Morningstar, Inc., CDA Technologies, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Advisor, Financial Planning, Forbes, Fortune, Institutional Investor, Money, Smart Money and The Wall Street Journal. If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

Reports and promotional literature may also contain the following information:
(i) a description of the gross national or domestic product and populations, including age characteristics, of various countries and regions in which the Funds may invest, as compiled by various organizations, and projections of such information; (ii) the performance of U.S. equity and debt markets; (iii) the geographic distribution of the Company's portfolios; and (iv) the number of shareholders in the Funds and the dollar amount of the assets under management.

In addition, reports and promotional literature may contain information concerning the Sub-advisor, or affiliates of the Company, including (i) performance rankings of other funds managed by a Sub-advisor, or the individuals employed by a Sub-Advisor who exercise responsibility for the day-to-day management of the Company, including rankings of mutual funds published by Lipper, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) lists of clients, the number of clients or assets under management.

                               GENERAL INFORMATION

Description of the Company and Its Shares

The Company was organized as a Maryland corporation in 1997 and consists of the portfolio described in the Prospectus and this SAI and eight other portfolios described in two separate prospectuses and SAIs. Each Fund except the Forward Legato Fund currently offers a class of shares named Investor Shares. The Forward Hoover Small Cap Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Global Emerging Markets Fund and the Forward International Small Companies Fund, formerly known as Pictet International Small Companies Fund, also offer a class of shares called Institutional Class shares. The Forward Hoover Small Cap Equity Fund, the Forward International Small Companies Fund and the Sierra Club Stock Fund also offer a class of shares called Class A shares. The Forward Legato Fund currently offers two classes of shares named Class A shares and Institutional Class shares. Each share represents an equal proportionate interest in a Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors. Shareholders are entitled to one vote for each share owned.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Articles of Incorporation, the 1940 Act or other authority except, under certain circumstances, to elect Directors, amend the Certificate of Incorporation, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Company may elect not to have an annual or special meeting.

The Company will call a special meeting of Shareholders for purposes of considering the removal of one or more Directors upon written request from Shareholders holding not less than 10% of the outstanding votes of the Company. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding shares of the Company), by majority vote, has the power to remove one or more Directors.

Control Persons and Principal Holders of Securities

Forward Legato Fund

Prior to the public offering of the Fund, Forward Management (or an affiliate) will purchase the outstanding shares of the Fund and may be deemed to control the Fund. As the controlling shareholder, Forward Management (or the affiliate) could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Investment Advisor. After the public offering commences, it is anticipated that Forward Management (or the affiliate) may continue to control the Fund for some time, although there can be no assurance that this will be the case.

Broderick Management LLC is a control person of the Funds' Investment Advisor. Broderick Management LLC is wholly owned by Gordon Getty.

Mr. Netols owns 100% of NAM and does not have a financial interest in any other related organizations.

William C. Martindale, Jr. and W. Christopher Maxwell are control persons of CCA. Mssrs. Martindale and Maxwell each own a 33.01% interest in CCA.

No entity or individual owns a 25% or greater interest in Riverbridge.

Other Information. The Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Funds' Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their investments in the Funds through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent certified public accountants.

Custodian. Brown Brothers Harriman & Co. ("BBH") is the Company's custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. BBH is responsible for the custody of each Fund's assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Company's portfolio securities.

Legal Counsel. Legal matters for the Company are handled by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers, LLP, 333 Market Street, San Francisco, CA 94105, acts as independent registered public accounting firm for the Company.

                              FINANCIAL STATEMENTS

The Forward Legato Fund is newly organized and its shares have not previously been offered and therefore, the Fund does not have previous financial history, and no financial statements are available.

You may obtain a Prospectus, Annual Report or Semi-Annual Report (when available) at no charge by contacting the Company at Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820, or by downloading a copy at http://www.forwardfunds.com/invest.htm.

                                   APPENDIX A

                                Rated Investments

Corporate Bonds

     Excerpts from Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

"Aaa": Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa": Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A": Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa": Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba": Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B": Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa": Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its bond ratings:

"AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA": Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

"A": Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB,""B" and   Bonds rated "BB" and "B" are regarded, on balance, as
"CCC":         predominantly speculative with respect to capacity to pay
               interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper

The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

Moody's: The rating "Prime-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted "A-1+."